                             CONFIDENTIAL TREATMENT

                                 Exhibit 10.12

Note: Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC under Rule 406. The omitted confidential material has been filed separately with the SEC. The location of the omitted confidential information is indicated herein by a legend stating, "MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT."

SNCB/NMBS Fibre Agreement                                           Confidential

                             Dated 16 January 1997

                                (1) SOCIETE NATIONALE DES CHEMINS DE FER BELGES S.A. DE DROIT PUBLIC / NATIONALE MAATSCHAPPIJ DER BELGISCHE SPOORWEGEN N.V. VAN PUBLIEK RECHT

                                (2)      HERMES EUROPE RAILTEL B.V.


                                                     FIBRE AGREEMENT
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SNCB/NMBS Fibre Agreement                                           Confidential

                                    CONTENTS
1.  Definitions                                                                4
2.  Provision and Use of Railway Fibre                                         9
3.  Term                                                                       9
4.  Charges                                                                    9
5.  Standards of Fibre and Equipment                                          10
6.  Connection to the Fibre                                                   11
7.  Acceptance Tests                                                          11
8.  Approvals and Authorisations                                              12
9.  Cuts and Degradation                                                      13
10. Planned Works                                                             15
11. Back-up Provision                                                         15
12. Provision of Bandwidth                                                    16
13. Railway Fibre Forecasts and Railway Fibre Ordering Procedures             16
14. Warranties                                                                16
15. Liability                                                                 18
16. Insurance                                                                 19
17. Exoneration                                                               19
18. Assignment and Transfer                                                   20
19. Review                                                                    21
20. Events of Default                                                         21
21. Suspension                                                                22
22. Termination                                                               23
23. Not used                                                                  24
24. Project Management and Dispute Resolution                                 24
25. Provision of Information and Confidentiality                              24
26. Notices                                                                   25
27. Waivers and Variations                                                    26
28. Entire Agreement                                                          26
29. Severability                                                              26
30. No Partnership                                                            26
31. Proper Law                                                                26
32. Obligations                                                               27

SCHEDULES:
1. Fibre Description, Service Levels And Interface Standards                  28
2. Railway Fibre Ordering Procedures                                          30
3. Charges, Billing, Payments And Credits                                     31
4. Dispute Resolution                                                         33
5. Provision Of Bandwidth                                                     35
6. Disclosure Against Warranties                                              42

ANNEXES
1. Optical Cable Specifications and testing for the Hermes Network (Issue 6.0)
2. Technical Specification for the Provision of Services

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SNCB/NMBS Fibre Agreement                                           Confidential

Dated 16 January 1997

PARTIES:

(1) SOCIETE NATIONALE DES CHEMINS DE FER BELGES SA DE DROIT PUBLIC/ NATIONALE MAATSCHAPPIJ DER BELGISCHE SPOORWEGEN NV VAN PUBLIEK RECHT ("the Participating Railway") an autonomous public enterprise, whose office is at rue de France 85, 1060 Brussels; and

(2) HERMES EUROPE RAILTEL B.V. ("HER") a corporation organised and existing under the laws of the Netherlands whose registered office is at Drentestraat 20, 1083 HK, Amsterdam, Netherlands.

INTRODUCTION:

(A) The Railway Fibre is owned by the Participating Railway and in the public domain.

(B) HER intends to develop and operate a pan-European telecommunications network, that will run primarily along the route of railway lines for the transport of international telecommunications traffic as a Carriers' Carrier.

(C)   On [   ] 1996, the Parties together with the Supplier entered into an agreement ("the Railway Framework Agreement") under which the Participating Railway agreed, amongst other things, to provide dark fibre to HER to be used in connection with the HER Network.

(D) The Fibre Agreement sets out the detailed terms now agreed between the Parties in relation to the provisions of Railway Fibre.


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SNCB/NMBS Fibre Agreement                                           Confidential

AGREED TERMS:

1.    Definitions

      Unless the context requires otherwise, in this Agreement the following terms shall have the meaning set out against them below:

      "Acceptance Tests"      the tests described in the Annex which are to be
                              carried out in accordance with the procedures also described in the Annex;

      "Affiliate"             in the case of a party:

                              (a) any company over which it has a Controlling Interest;

                              (b) any company which has a Controlling Interest in that party (a holding company); or

                              (c)   any company which has the same holding
                                    company as that party;

      "this Agreement"        this Fibre Agreement, the Schedules and the
                              Annexes;

      "Business Day"          Monday to Friday (inclusive) excluding any day
                              which is a public holiday in Belgium;

      "Calculation Month"     the month of March immediately preceding the
                              Calculation Date referred to in Schedule 3;

      "Carriers' Carrier"     a telecommunications operator solely concerned
                              with the carriage of telecommunications traffic for and on behalf or other (licensed or otherwise authorised) telecommunications operators;

      "Charges"               the charges to be paid in respect of the Railway
                              Fibre and maintenance services as set out in
                              Schedule 3;

                                                                    Page 4 of 42

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SNCB/NMBS Fibre Agreement                                           Confidential

"Confidential Information"    any information in any form which is identified at
                              the time when it is disclosed as being
                              confidential or is by its nature confidential and including Confidential Information which has already been disclosed by either party to the other prior to the date of this Agreement including pre-contractual correspondence, but excluding:

                              (a) information which is in the public domain other than by reason of a breach of this Agreement;

                              (b) information which is previously known to the other party to whom it is disclosed at the time of its receipt other than in breach of this Agreement; and

                              (c) information which is independently developed or discovered at any time by or for the party to whom it is disclosed;

"Controlling Interest"        (a)  holding a majority of the voting rights; or

                              (b) being a member of the company with a right to appoint or remove a majority of that company's board of directors;

                              the credits which fall due to HER where the
                              Railway Fibre is Cut or suffers from Degradation;
"Credits"
                              network terminating equipment and other equipment
                              as may be required based on customers needs used
"Customer Equipment"          by HER customers in order to pass messages from
                              the customer network to the HER Network;

                              unavailability of Railway Fibre for the
                              transmission of Messages for more than five
"Cut"                         minutes other than due to a Planned Outage;

                              failure of the Railway Fibre to conform with the
                              Optical Specification of Annex I, other than for
"Degradation"                 reasons of a Cut or a Planned Outage;


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SNCB/NMBS Fibre Agreement                                           Confidential

"Design Report"               the Phase 1 Design Report and any other report
                              prepared by the Supplier with the assistance of the Participating Railway for each network build out phase of the HER Network detailing network implementation works by country;

"Disaster Recovery Plan"      a plan to be agreed jointly between the parties to
                              identify the procedures that will be complied with by Participating Railway in the event of a Cut or Degradation to ensure that the Service Levels are complied with; including but not limited to:

                              -  fault reporting;

                              -  supply and provision of temporary fibre;

                              -  engineer availability and response times;

"Failure to Maintain"         a serious diversion from the Disaster Recovery
                              Plan by the Participating Railway whereby:

                              (a) a Cut occurs, or is not repaired within the Service Levels; and

                              (b) there is an isolation of a Multiplexor node on the HER Network;

"Facilities Agreement"        an agreement dated [   ] entered into between HER
                              and the Participating Railway for the provision of rights and facilities to house HER Equipment and other equipment;

"Fibre Description"           the technical description of the Fibre set out in
                              Schedule 1;

"HER Equipment"               all equipment (other than HER Fibre) owned by HER
                              or provided to HER by a third party forming part of the HER Network, including optical connectors from HER transmission equipment to Railway Fibre;

"HER Fibre"                   optic fibre owned by HER, or provided to HER by a
                              third party which is to be connected with the
                              Railway Fibre in the development of the HER
                              Network;
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SNCB/NMBS Fibre Agreement                                           Confidential

"HER Network"                 the integrated pan-European trunk
                              telecommunications network to be developed by HER comprising of fibre optic cables laid primarily along railway tracks in Europe and including the Railway Fibre, HER Fibre and HER Equipment;

"Index" the health index for Belgium as published by Staatsblad Financ. Econ. Tijd or any other official publication used for labour costs in Belgium substituted therefor;

"Interface Standards"         the technical standards set out in Schedule 1 with
                              which the "HER Fibre, the Railway Fibre and HER
                              Equipment must comply in order for there to be full connectivity and interoperability of the HER
                              Network and the Participating Railway Network and to enable them to be connected at the Points of Connection;

"Licences"                    all licences approvals and authorisations required
                              under local, national, European or international laws;

"Link" a physical link between two Points of Connection by use of Railway Fibre;

"Message"                     speech, sounds, data, visual images and any other
                              signals serving to impart any matter;

"National Centre"             The Participating Railways single point of contact
                              for HER as further specified in the Facilities
                              Agreement;

"NOC" the HER Network Operations Centre located at Terhulpsesteenweg, 6A - 1560 Hoeilaart or such other address as HER may notify the Participating Railway from time to time;

"Planned Outage"              unavailability of the Railway Fibre for the
                              Transmission of Messages due to Planned Works of the Railway Fibre which does not exceed one hour;

"Planned Works"               planned works or maintenance of the Railway Fibre
                              or the cable containing Railway Fibre or planned
                              alteration to the Participating Railway fibre
                              network;
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SNCB/NMBS Fibre Agreement                                           Confidential

"Points of Connection"        one or more physical points at which the HER Fibre
                              or HER Equipment is no be connected no the Railway
                              Fibre;

"Railway Fibre"               optical dark fibre provided by the Participating
                              Railway to HER and described in Schedule 1.
                              Railway Fibre extends to and includes the fibre terminating equipment owned by the Participating
                              Railway and may include optical connectors as specified in Schedule 1 for border crossing points;

"Railway Fibre                an order for Railway Fibre given by HER to the
 Order"                       Participating Railway in accordance with Schedule
                              2;

"Ready for Service"           trackside lands and other property, buildings and
                              structures including, without limitation, tracks, gutters, ducts, gantries, poles, accommodation, buildings power and telecommunications facilities and storage areas owned by the Participating
                              Railway over or through which HER and the Supplier and their respective employees and agents may reasonably wish to have access in order to benefit from this Agreement and any other land over which the Participating Railway has sufficient rights from time to time to permit or procure access for such purposes;

"Railway Lands"               the date on which the parties have signed the
                              Certificate of Readiness provided for in Clause 7 certifying that the Railway Fibre is available and complies with the Fibre Description;

"Relevant Equipment"          HER Equipment and Customer Equipment;

"Service Levels"              the service levels set out in Schedule 1 in
                              accordance with which the Railway Fibre must be provided; and

"The Supplier"                Alcatel Bell N.V., a Belgian company whose
                              registered office is at Francis Wellesplein 1, 2018 Antwerp, Belgium, Alcatel Italia S.p.A. an
                              Italian company whose registered office is at 33/39 Viale Luigi Bodio, 20158 Milan, Italy; and
                              Alcatel Contracting S.A. a French

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                          CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                           Confidential

                              company whose registered office is at 30, Rue des Chasses 92111 Clichy, France.

2.    Provision and Use of Railway Fibre

2.1 The Participating Railway shall provide to HER the Railway Fibre in accordance with the provisions of this Agreement and in particular the provisions of Schedule 1.

2.2 The Participating Railway agrees that only HER shall have the right to use the Railway Fibre referred to in Schedule 1.

2.3 Subject to Clause 12, in relation to traffic into and out of Belgium, HER is only enabled to provide cross-border managed bandwidth contracting as a Carriers' Carrier.

2.4 Subject to Clause 10, the Participating Railway shall not interfere with or disrupt HER's right to use the Railway Fibre.

2.5 This Agreement shall not transfer to HER any right, title or interest in the Railway Fibre other than the right to use the Railway Fibre in accordance with this Agreement.

3.    Term

3.1 This Agreement shall commence on date of signature and shall continue for a period of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## or until terminated in accordance with the provisions of Clause 22.

3.2.1 HER and the Participating Railway agree that ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## from the date of the signing of this Agreement the parties will commence good faith negotiations on a reasonable basis and use reasonable endeavours to renew this Agreement.

3.2.2 In the event that HER and the Participating Railway fail to reach an agreement by the expiry of this Agreement the parties agree that there shall be no referral to any form of dispute resolution and this Agreement will terminate in accordance with the provisions of Clause 22.

4.    Charges

4.1   HER agrees to pay to the Participating Railway the Charges set out in
      Schedule 3 in the manner and on the dates provided for in Schedule 3. Charges are exclusive of any value

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SNCB/NMBS Fibre Agreement                                       Confidential

      added or sales tax due and payable in relation to the same. No sales tax will become due until a valid sales tax invoice is received.

4.2 Liability for payment of Charges shall begin one month after when the Railway Fibre is Ready for Service.

4.3 The Charges for maintenance of the Fibre shall be reviewed at the times and in accordance with the indexation procedures set out in Schedule 3.

4.4 All sums due or payable by either party under this Agreement shall be paid free and clear of any deduction or withholding except as may be required by law.

4.5 HER shall indemnify the Participating Railway against all taxes which are now or may be payable in respect HER's right to use of the Railway Fibre excluding any tax (other than sales tax) assessable on the Participating Railway in respect of the Charges or on the sale of the Railway Fibre or on assignment of this Agreement.

4.6 HER shall pay the fees referred to in Clause 8.1 for licences and authorisation to the manner and extent set out in that Clause.

5.    Standards of Fibre and Equipment

5.1 HER shall ensure that the HER Fibre and HER Equipment and the Participating Railway shall ensure that the Railway Fibre comply with the requirements and Interface Standards set out in part 3 of Schedule 1.

5.2 It is acknowledged by the parties that Interface Standards may vary from time to time. Schedule 1 may be amended to reflect technical and operational requirements of the parties or changes in industry standards from time to time by agreement between the parties or, failing such agreement, in accordance with the dispute resolution procedures under Clause 24.

5.3 The Participating Railway agrees that the Railway Fibre shall perform in accordance with the Service Levels throughout the term of this Agreement.

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SNCB/NMBS Fibre Agreement                                       Confidential

6.    Connection to the Fibre

6.1 The HER Fibre and/or HER Equipment and the Railway Fibre shall be connected at the Points of Connection. Such work to be carried out by or on behalf of HER at its own risk. Any HER fibre on Railway Land shall comply with regulation 2444C.

6.2 In order to enable connection of the Railway Fibre and HER Equipment, the Participating Railway shall ensure that the Railway Fibre (including terminators and connectors) is fully prepared to be connected to HER Equipment without necessity for HER or the Supplier to carry out any further works to the Railway Fibre or Railway Lands prior to attaching it to the HER Equipment or HER Fibre.

6.3 Where HER provides its own accommodation for HER Equipment, the Participating Railway shall to the extent it is able to do so grant HER sufficient rights to connect the Railway Fibre to HER Equipment.

7.    Acceptance Tests

7.1 The Participating Railway will use its best endeavours to ensure that the Railway Fibre is available for Acceptance Tests by the dates set out in the Railway Fibre Order.

7.2 The Participating Railway small permit HER or its Supplier and their respective sub-contractors agents and employees access to the Railway Fibre at the Points of Connection to carry out Acceptance Tests of the type and in accordance with the procedure set out in the Annex.

7.3 HER will procure that the Supplier shall carry out the Acceptance Tests in the presence of the Participating Railway and HER and/or their agents.

7.4 On satisfactory completion of the Acceptance Tests, the test results sheets shall be produced to the Participating Railway for signature; these will be countersigned by the Supplier and approved by HER. The Participating Railway and HER shall then each sign a Certificate of Readiness following which the Railway Fibre shall be deemed Ready for Service. A copy of the Certificate of Readiness, together with test results will be supplied to the Participating Railway.

7.5 If the Acceptance Test ("the Initial Acceptance Test") is not satisfactorily completed, the parties agree to cooperate in order to identify the cause of the failure of the Acceptance Test

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SNCB/NMBS Fibre Agreement                                       Confidential

      and to make all reasonable efforts to resolve the problem without delay. Once the problem has been resolved, the parties shall carry out the Acceptance Tests ("the Further Acceptance Tests") in accordance with the provisions of the Annex.

7.6 If the cause of the failure of the Acceptance Tests has not been identified within 5 Business Days of the date upon which the Initial Acceptance Tests failed to be satisfactorily completed both parties shall use their best endeavours to identify suitable alternative Railway Fibre (which itself shall be subject to Acceptance Testing under this Clause).

7.7 The costs of further Acceptance Test should be borne equally between the parties.

8.    Approvals and Authorisations

8.1.1 The Participating Railway shall use best endeavours to obtain and renew any Licences required in order to provide Railway Fibre and fulfil its obligations under this Agreement and shall comply with all of their terms to be observed on its part. If despite using its best endeavours the Participating Railway fails to obtain such Licences or if they are revoked in shall not face any claim for loss damage or compensation from HER;

8.1.2 The Participating Railway shall on a continuing basis consult with HER on its strategy for obtaining the Licenses and to the extent that a licence fee, tender prices or similar payment is due for the Licences inform HER of the amount of such fee and use best endeavours to reduce the amount of such fee;

8.1.3 Subject to sub-clauses 8.1.2 and 8.1.4 HER shall indemnify the Participating Railway against any fee, tender price or similar payment (or a reasonable part of it) or payment for universal service which is clearly identifiable prior to obtaining the licence as solely relating to the provision by the Participating Railway of the Railway Fibre to HER;

8.1.4 Failure by HER to comply with its obligation to indemnify the Participating Railway under sub-clause 8.1.3 within 30 days of demand shall entitle the Participating Railway (during the following 30 days) to terminate this Agreement immediately without either party having further recourse for breach of this Clause 8.1 other than for all reasonable administrative costs and expenses incurred in complying with this clause
      8.1. On termination Clause 22.2 shall apply. If the Participating Railways

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      does non exercise this right to terminate this Agreement shall continue in full force and effect.

8.2 HER shall be responsible for compliance with all law, licences, approvals and other authorisations to be observed on its part relating to the use of the Railway Fibre for the conveyance of Messages over the HER Network and all other matters relating to its performance of this Agreement and will use best efforts to procure that its customers accept and abide by similar obligations in respect of the conveyance of Messages. Any evidence produced by HER's Customer of compliance with this obligation shall, if not in breach of HER's confidentiality requirements be notified to the Participating Railway.

8.3 The parties will consult with each other and provide each other with reasonable assistance in complying with their respective obligations under Clauses 8.1 and 8.2.

8.4 HER shall, in exercising its rights under this Agreement, comply with, and shall procure the compliance of HER's authorised agents and employees with, all railway industry procedures of general application of which the Participating Railway has previously provided sufficient information to allow compliance.

8.5 The parties agree that the Participating Railway has no responsibility for the content of Messages transmitted over the HER Network and HER shall indemnify the Participating Railway and hold in harmless against all direct liability, losses and damages incurred or suffered by the Participating railway arising out of any claims by third parties in respect of the content of transmitted Messages unless in any of the above cases such Messages were transmitted by or received from the Participating Railway and shall assist the Participating Railway in defending any action brought against it.

8.6 Notwithstanding the provisions relating to telecoms licences in Clause 8.1 above, the Participating Railway shall, an its own expense, use best endeavours to obtain all other necessary consents wayleaves and other rights as may be required from any third party in respect of the connection of the HER Fibre and HER Equipment with the Railway Fibre within Railway Lands. If despite using its best endeavours the Participating Railway fails to obtain such Licences or if they are revoked it shall not face any claim for loss damage or compensation from HER;

9.    Cuts and Degradation

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9.1   The Participating Railway shall use all reasonable efforts to protect the
      Railway Fibre and minimise the likelihood of Cuts or Degradation occurring and shall provide maintenance services in order to ensure compliance of the Railway Fibre with the Fibre Description and Service Levels.

9.2   Where the Railway Fibre is Cut:

      (a) the parties agree to report any faults occurring with the Railway Fibre to the other party as soon as reasonably practicable after they become aware of the same in accordance with fault reporting procedures. These procedures will be agreed between the parties before any Railway Fibre is Ready for Service and updated from time to time;

      (b) the Participating Railway agrees to use its best endeavours to restore full availability of the Railway Fibre (either by repair or replacement) as soon as reasonably possible and in accordance with the Service Levels and (when available) the Disaster Recovery Plan; and

      (c) HER shall be entitled to Credits in accordance with the provisions of Schedule 3.

9.3   Where the Railway Fibre is not performing to the Optical Specification:

      (a) HER shall notify the National Centre as soon as it is aware of any interference with Message which is reasonably believes arises from Degradation of the Railway Fibre in accordance with Clause 9.2(a);

      (b) upon receipt of such notice the Participating Railway shall carry out an Optical Time Domain Reflection, (OTDR), Test to test the Railway Fibre for Degradation. The OTDR test shall be carried out under the supervision of HER and shall be treated as a Planned Outage;

      (c) the Participating Railway shall immediately pass the test results to HER who shall have the right to review them;

      (d) if the test shows no Degradation HER shall reimburse to the Participating Railway the cost of carrying out the test;

      (e) if the test results show Degradation the Credits shall be deducted from the Charge from the date of the test until the Degradation is repaired (except for any period during which suitable alternative fibre is provided under Clause 11);

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      (f)   the Participating Railway shall use its best endeavours to repair
            Degradation;

      (g) repair of Degradation shall only be proved by the Participating Railway by the carrying out of a test in accordance with Clause 9.3.(b); and

      (h) for the avoidance of doubt if there is Degradation on the Railway Fibre to the extent that it becomes unavailable for the transmission of Messages the Degradation shall be treated as a Cut and Clause 9.2 shall apply.

10.   Planned Works

10.1 The Participating Railway shall give HER (at the NOC) at least 30 calendar days advance written notice of Planned Works.

10.2 The notice under Clause 10.1 shall state the place, time, date and duration of the Planned Works and the nature effect and technical details of the potential impact on the HER Network.

10.3 The parties shall work together to reduce the potential impact of the Planned Works on the HER Network and the Participating Railway shall continue to provide information on the manner in the notice to HER.

10.4 For the avoidance of doubt the unavailability of Railway Fibre due to Planned Works shall be treated as Cut from the moment in exceeds the duration of 1 hour and Clause 9.2 shall apply.

11.   Back-up Provision

11.1 Where the Participating Railway is unable to restore full availability of Railway Fibre under sub-clause 9.2(b), or where a test of Degradation fails under sub-clause 9.3(b), it shall use its best endeavours to provide temporary fibre (with cable from spare stock) for the entire period of the Cut or Degradation.

11.2 Where it is not possible to restore full availability of the Railway Fibre in accordance with the Service Levels or cure the Degradation and no suitable temporary fibre is provided under Clause 11.1 or the temporary fibre does not meet the requirements of Schedule 1, the Participating Railway agrees to use its best endeavours to provide to HER, as soon as

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      practicable and at no additional cost to HER, suitable alternative Railway
      Fibre which meets all the requirements provided for in Schedule 1. If suitable alternative Railway Fibre is not provided HER shall have the right to terminate or suspend this Agreement in accordance with Clauses 20 to 22.

12.   Provision of Bandwidth

      HER shall provide the Participating Railway with managed bandwidth on the HER Network strictly in accordance with Schedule 6.

13.   Railway Fibre Forecasts and Railway Fibre Ordering Procedures

13.1 HER shall provide the Participating Railway with fibre forecasts from time to time showing its requirements for fibre in the future. These shall be used for planning purposes only.

13.2 Railway Fibre Orders shall be made in accordance with the procedure set out in Schedule 2.

14.   Warranties

14.1  The Participating Railway warrants to HER that:

      (a) It is a company duly incorporated and validly existing in all respects under the laws of the jurisdiction of its incorporation, with full power and authority to own its assets to carry on its business as it is now being conducted;

      (b) No action is being taken or threatened whether by it or any third party for or with a view to its liquidation, receivership or analogous process;

      (c)   Subject to Clause 32, it has the right:

            (i)   to enter into this Agreement;

            (ii)  to grant all rights provided for under this Agreement;

            (iii) to permit HER to connect HER Fibre to Railway Fibre in order to construct the HER Network;


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      (d)   The Participating Railway has not already granted these rights on any exclusionary basis to any third party that would prevent HER from having the benefit of these rights;

      (e) The execution of this Agreement is being validly authorised and the obligations expressed as being assumed by it under this Agreement constitute valid legal and binding obligations, enforceable against it in accordance with their respective terms except that under Belgian law the goods of the Participating Railway used for public service are not subject for enforcement;

      (f) No provision of this Agreement is in any way inconsistent with its constitution (or that of any Affiliate);

      (g) it is fully licensed and authorised to lay cable within which Railway Fibre is provided and in particular in all places where Railway Fibre is provided under this Agreement and has sufficient rights to enter the land surrounding the existing cable in order to properly maintain it in accordance with the terms of this Agreement; and

      (h) subject to Schedule 6, in is not aware of any contracts, licences, approvals or other authorisations relating to the Railway Fibre which materially and adversely affect the ability of HER to benefit from this Agreement.

14.2  HER warrants to the Participating Railway that:

      (a) It is a company duly incorporated and validly existing in all respects under the laws of the jurisdiction of its incorporation, with full power and authority to own its assets to carry on its business as it is now being conducted;

      (b) No action is being taken or threatened whether by it or any third party for or with a view to its liquidation receivership or analogous process;

      (c) The execution of this Agreement is being validly authorised and the obligations expressed as being assumed by in under this Agreement constitute valid legal and binding obligations, enforceable against it in accordance with their respective terms; and

      (d) No provision of this Agreement is in any way inconsistent with its constitution or with any Agreements with its shareholders.

                             CONFIDENTIAL TREATMENT
SNCB/NMBS Fibre Agreement                                          Confidential

15.   Liability

15.1 Credits shall be deducted in respect of periods during which the Railway Fibre is Cut (whatever the cause of that Cut) or is subject to Degradation in accordance with the provisions of Schedule 3.

15.2 Nothing in this Agreement shall restrict the liability of either party for death or personal injury resulting from the negligence of that party or its employees acting in the course of their employment.

15.3 Subject to Clause 15.6 neither party shall be liable to the other in respect of any costs, claims, demands or damages that the other may sustain in connection with this Agreement or the provision of the Railway Fibre arising out of any claim brought or made against that other party by a customer of that other party.

15.4 Neither party shall be liable to the other in respect of any loss of revenue, business, contracts or profits or for any other indirect or consequential loss whatsoever, howsoever arising.

15.5 Subject to Clauses 15.1 to 15.4, each party shall fully indemnify the other in respect of all direct losses, costs, claims, demands and damages arising as a result of any breach of this Agreement such indemnity to be limited to the aggregate charges for a 12 months period in respect of any single incident or series of incidents arising out or single breach of this Agreement unless caused by the wilful default of the party breaching the Agreement.

15.6 In the event of a Failure to Maintain, the Participating Railway shall indemnify HER for any proven losses, costs, claims, demands and damages paid by HER to its Customers, such indemnity to be limited as follows:

      (a) for each hour that there is Failure to Maintain ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      (b) for each incident of a Failure to Maintain - ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the Charges for maintenance services; and

      (c) in any 12 months period - the aggregate Charges for maintenance services for ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

SNCB/NMBS Fibre Agreement                                          Confidential

15.7 The provisions of this Clause shall survive the termination of this Agreement.

16.   Insurance

16.1 Each party shall maintain for the duration of this Agreement fully comprehensive all risks (including professional indemnity) insurance or appropriate self insurance with a sum insured adequate to meet any claim arising under this Agreement and shall on demand, promptly produce written evidence of this insurance to the other party reasonably requesting that evidence from time to time.

16.2 Any insurance taken out by any party in relation to this Agreement shall include a waiver of subrogation rights by the relevant insurer against the other party under this Agreement.

16.3 Neither party shall do anything which might render void or voidable such insurance policies or cause the payment of any of such insurance policy money to be withheld solely or partly because of their act or omission.

16.4 If insurance moneys are withheld due to the act or omission of either party that party will pay, on demand, to the other all such irrecoverable sums.

17.   Exoneration

17.1. In this Agreement, "Event of Force Majeure" means any abnormal or overwhelming circumstances which (despite prudent management and operations) are beyond the control of the party affected and which prevent that party from fulfilling its obligations under this Agreement in a timely manner or in compliance with this Agreement, including any storm, tempest, fire, flood, snow, water, sabotage, riot, rebellion or government action (save to the extent that the government is acting as shareholder in the party in question) or industrial disputes by any person other than employees of the party claiming the benefit of Force Majeure or its Affiliates, but specifically excluding failures or delays on the part of the defaulting party, arising out of:

      (a) any failure or delay on the part of any defaulting party or any sub-contractor engaged by the defaulting party which is not itself caused by Force Majeure; or

      (b) shortages of fuel, supplies or services which are not themselves caused by Force Majeure.

SNCB/NMBS Fibre Agreement                                          Confidential

17.2 A party affected by an Event of Force Majeure or strike action by its employees shall use its best endeavours to minimise its effects.

17.3 No party shall be responsible for any failure to fulfil its obligations under this Agreement if, and only to the extent that such failure shall be caused by an Event of Force Majeure or strike action by its employees which makes in impossible or impractical for than party to comply with such obligations.

17.4 If a party considers than any Event of force Majeure has arisen or may arise, or that strike action by its employees is planned it shall immediately notify the other Party of its reasons and likely extent of the delay and the parties shall endeavour to find a means of avoiding the delay or disruption.

17.5 Credits shall remain payable in accordance with sub-clause 15.1 to be calculated in accordance with Schedule 3 and the Participating Railway shall comply with its maintenance obligations in Clause 9 notwithstanding the fact than a Cut or Degradation may be due to an Event of Force Majeure.

18.   Assignment and Transfer

18.1 The Participating Railway acknowledges that HER may only assign the benefit of this Agreement in whole or in part to any Affiliate which has particular responsibility for construction and/or operation of the Network in Belgium (such Affiliate to be 100% owned by HER; save for any directors qualifying shares), or to any successor of HER or its Affiliates, so long as the commercial, legal, and regulatory and ownership interests between the parties remain unchanged.

18.2 HER acknowledges that the Participating Railway may only assign this Agreement to any successor of the telecommunications operations of the Participating Railway, so long as the commercial, legal, and, regulatory obligations between the parties in relation to this Agreement remain in force.

18.3 Each party agrees to notify the others immediately upon organisational change which may result in assignment of all or any portions of this Agreement.

                             CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                          Confidential

19.   Review

19.1 HER and the Participating Railway acknowledge that there are likely to be changes in circumstances which may impact upon the relationship between them and the provisions contained in this Agreement and which may require modifications to the services, facilities or rights provided or granted by one of them to the other under this Agreement. In recognition of this fact, HER and the Participating Railway agree that, not more than once in any year of this Agreement:

      (i) either of HER or the Participating Railway may give written notice to the other setting out the details of the relevant change in circumstances together with the amendments proposed to be made to the Agreement;

      (ii) within two weeks HER and the Participating Railway shall enter into good faith negotiations with a view to making appropriate amendments to the Agreement;

      (iii) if no agreement has been reached within three months from the commencement of negotiations, the matter shall be referred for determination in accordance with the Dispute Resolution Procedures contained in Clause 24 and Schedule 5 save that HER and the Participating Railway agree that the matter shall not be referred for determination by the courts;

      (iv) if agreement cannot be reached under (iii) above the Agreement shall continue in force unamended.

20.   Events of Default

20.1  The following shall be an Event of Default:

      (a)   Breach of Agreement
            A material breach of the terms of this Agreement committed by either Part.

      (b)   Unavailability or Degradation or Railway Fibre
            Any Railway Fibre is Cut for a continuous period of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## or there are ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## or more each in any ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## period or suffers Degradation for a continuous period of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## beyond a test under Clause 9.

SNCB/NMBS Fibre Agreement                                          Confidential

20.2 The parties shall notify each other as soon as they become aware of an Event of Default.

21.   Suspension

21.1  Service of a Suspension Notice

      (a) A party may serve a Suspension Notice on the other party ("the Receiving Party") where an Event of Default under sub-clauses 20.1(a) has occurred to the Receiving Party and is reasonably capable of remedy;

      (b) Without prejudice to its right to terminate under Clause 20 HER may also serve a Suspension Notice upon the Participating Railway if an Event of Default under sub-clauses 20.1(b) has occurred and is reasonably capable of remedy and it is agreed that HER shall be entitled to serve a Suspension Notice in respect of an Event of Default under sub-clause 20.1(b) even where the cause of Cut or Degradation is an Event of Force Majeure.

21.2  A Suspension Notice shall specify:

      (a) the nature of the Event of Default (including, in respect of an Event of Default under Clause 20.1(b) details of the relevant Railway Fibre);

      (b)   the date and time at which Suspension is to take effect;

      (c)   the steps reasonably required to remedy the Event of Default;

      (d) a reasonable period (of at least 90 days if the notice is served by the Participating Railway and an least 180 days if the notice is served by HER) for the defaulting party to remedy it; and

      (e)   the specific Links in respect of which this agreement is suspended.

21.3  Service of a Suspension Notice

      (a) service of the Suspension Notice shall have the effect of suspending the operation of this Agreement to the extent specified in such Suspension Notice;

      (b) the receiving party shall comply with any reasonable restrictions imposed on it in the Notice;

      (c) without prejudice to any other remedies in this Agreement service of the Suspension Notice by the Participating Railway shall not affect the obligations to make payments under this Agreement;

SNCB/NMBS Fibre Agreement                                          Confidential

      (d) without prejudice to any other remedies in this Agreement service of a Suspension Notice by HER shall result in the suspension of payments for the Railway Fibre during the suspension period;

      (e) during the period of a Suspension Notice served by HER, HER shall continue to provide managed bandwidth along the Railway Fibre including that offered to the Participating Railway under Clause 12, unless prevented from providing any managed bandwidth by the Participating Railway's Event of Default.

21.4 The Receiving Party shall, with all reasonable diligence, take such steps as shall be reasonable and necessary to remedy the Event of Default and shall keep the serving party fully informed of the progress which is being made.

21.5 Where the Receiving Party has complied with the obligations in clause 21.4 and it is reasonable for the Suspension Notice to be revoked the serving party shall revoke the Suspension Notice as soon as is practicable by notice in writing.

22.   Termination

22.1  A Party may terminate this Agreement in whole or with respect to specific
      Links:

      (a) If the other party fails to comply with the terms of a Suspension Notice;

      (b) If the other party breaches its obligation to remedy an Event of Default under clause 21.4; or

      (c) except during the period of a Suspension Notice, if the other party has committed an Event of Default and it is continuing provided however that where an Event of Default is capable of remedy, a Suspension Notice has first been served to the other party;

      (d) subject to Clause 20.2, if the party terminating has validly served notice to terminate the Facilities Agreement;

      on notice in writing on expiry of the cure period stated in the Suspension Notice (under clause 21.2(d)) or by 90 calendar days' notice in writing if the Event of Default is not

SNCB/NMBS Fibre Agreement                                          Confidential

      capable of remedy. In the case of a partial termination the notice shall specify the Links to which the termination shall apply.

22.2  The following shall apply on termination:

      (a) save where termination has been invoked by the Participating Railway due to non payment of the price, this Agreement shall continue in force beyond termination to the extent that in relates to the provision of Railway Fibre which HER can demonstrate as necessary in order to be able to continue to fulfil obligations to its customers which are in force on the date of termination, up to a maximum period of eighteen (18) months; and

      (b) termination or expiry of this Agreement shall not amount to a waiver of any breach by either party and shall be without prejudice to any liabilities or obligations of either party which have accrued up to the date of termination.

22.3 If either party has terminated only part of the Facilities Agreement so that certain Railway Fibre no longer forms part of the HER Network (and is unlikely to form part of the HER Network), they may also terminate this Agreement in respect of that Railway Fibre only. Subject to this, the obligations between the parties in respect of all other Railway Fibre shall remain in full force and effect.

23.   Not used

24.   Project Management and Dispute Resolution

24.1 Each of the parties shall appoint a Project Manager to act as that party's representative and prime point of contact in relation to all day-to-day matters arising in connection with this Agreement. Each Project Manager shall have the power to commit his principal on day-to-day matters; but he shall not have the right to vary the terms of this Agreement.

24.2 Any dispute in relation to any matter between the parties arising pursuant to this Agreement shall be determined in accordance with the provisions of
      Schedule 5.

25.   Provision of Information and Confidentiality

                             CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                          Confidential

25.1 Subject to the party in question having the necessary rights in respect of relevant intellectual property rights and being free of any obligation of confidentiality, each party shall provide to the other information about matters which are relevant to the connection of the Railway Fibre and the HER Fibre and/or Equipment and the provision of the Railway Fibre under this Agreement as the other party shall reasonably require at no charge to the other party to the extent that the information is necessary in order for that party to perform its obligations under this Agreement and to benefit from this Agreement.

25.2 Each party will endeavour to ensure that the information provided to the other party under this Agreement is correct to the best of its knowledge at the time when it is provided.

25.3 Where a party to this Agreement (the "Disclosing Party") provides to the other party (the "Receiving Party") Confidential Information, the Disclosing Party shall ensure that before doing so it has all necessary consents as may be required in order to disclose the information.

25.4 The Receiving Party shall keep in confidence all Confidential Information and will not (and will procure that its employees, directors and professional advisers will not) disclose that information to any third party.

25.5 The Receiving Party shall be entitled to disclose any Confidential Information to any of its employees, agents, directors, officers, legal representatives, consultants or authorised subcontractors or (if approved in writing by the Disclosing Party) any other third party provided that the recipient is bound by an undertaking in substantially the same terms as the provisions of this Clause 25.

25.6 Confidential Information shall only be used for the purposes for which it was disclosed and/or for the purposes of performing the obligations of the parties under this Agreement.

25.7 The obligations of Confidentiality in this Clause 25 shall continue for ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## following the termination of this Agreement for any reason or its expiry.

26.   Notices

26.1 Any Notice served pursuant to this Agreement shall be served personally or sent by pre-paid first class post, by facsimile or by any other method agreed between the parties including electronic transmission between the National Centre and the NOC.

SNCB/NMBS Fibre Agreement                                          Confidential

26.2 All Notices and other documents served pursuant to this Agreement shall be sent to the Managing Director of HER or the Deputy Director of the Participating Railway at the respective addresses sent out on page 3 of this Agreement.

26.3 Notices served personally shall be deemed delivered on delivery, by post shall be deemed delivered three working days following posting and by facsimile shall be deemed delivered upon being sent but shall be confirmed by post. Suspension and Termination notices shall only be deemed delivered if sent by registered post. Notice of Planned Works under Clause 10 shall be copied to the Project Manager.

27.   Waivers and Variations

27.1 No failure by either party to enforce any of the provisions of this Agreement shall operate as a waiver of any right of that party relating to that provision.

27.2 No variation of any provision of this Agreement shall be effective unless in writing and signed by authorised representatives.

28.   Entire Agreement

      This Agreement is the entire understanding between the parties relating to the subject matter of this Agreement and supersedes all previous understandings or agreements whether written or oral.

29.   Severability

      The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remainder of this Agreement

30.   No Partnership

      This Agreement shall not create a partnership between the parties and, at all times, each party shall act as an independent contractor for all purposes of this Agreement.

31.   Proper Law

SNCB/NMBS Fibre Agreement                                          Confidential

31.1 This Agreement shall be governed by and construed in accordance with the laws of Belgium and the parties agree that the Courts of Belgium shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement.

31.2 The language of this Agreement and all documents issued pursuant to and arising out of this Agreement shall be English and, notwithstanding any translation which may be made, the construction of this contract in English shall prevail.

32.   Obligations

      The obligations of each party are only valid to the extent permitted by Belgian law.

SIGNED by the parties

SIGNED by                                         )        Date:
duly authorised for and                           )
on behalf of                                      )
SOCIETE NATIONALE DES                             )
CHEMINS DE FER BELGES S.A. DE                     )
DROIT PUBLIC/                                     )
NATIONALE MAATSCHAPPIJ                            )
DER BELGISCHE SPOORWEGEN                          )
N.V. VAN PUBLIEK RECHT                            )


/s/ [illegible]

SIGNED by                                         )        Date: 18/11/96
duly authorised for and                           )
on behalf of                                      )
HERMES EUROPE RAILTEL B.V.                        )

                                                    GOEDGEKEURD


                                                    /s/ [illegible]
                                                    DE GEDELEGEERD-BESTUURDER
                                                    E. SCHOUPPE

                             CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                          Confidential

                                   SCHEDULE 1

            Fibre Description, Service Levels And Interface Standards

1.    FIBRE DESCRIPTION

1.1   Technical description

      The description of the technical requirements with which the Railway Fibre must comply is set out in the HERMES Optical Cable Specification which is set out in the Appendix to this Agreement. Revisions to the HERMES Optical Cable specification will be agreed by HER and the Participating Railway and the Appendix will be updated accordingly.

1.2   Geographical description

      The Railway Fibre will be provided between Points of Connection. HER's geographical requirements will be as specified in the appropriate Design Report and confirmed in the Railway Fibre Order.

2.    SERVICE LEVELS

2.1   Availability

      2.1.1 Target maximum number of Cuts along whole Railway Fibre: ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      2.1.2 The target restoration time for repair of the Cut is ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      2.1.3 Availability requirements will be reviewed to the extent HER expands the kilometres of the HER Network in Belgium with additional Railway Fibre.

3.    INTERFACE STANDARDS

3.1 HER must be notified by the Participating Railway and agree in writing to the type of terminator to be used as interface between the Railway Fibre and the HER Equipment or HER Fibre. The Participating Railway is responsible for connecting its fibre to the terminator.

                             CONFIDENTIAL TREATMENT


SNCB/NMBS Fibre Agreement                                          Confidential

3.2 The Participating Railway will give HER or their designated representatives access to the terminator for the purposes of Acceptance Testing as set out in Schedule 3 and for the purposes of connecting HER Equipment or HER Fibre to the terminator.

3.3 HER shall provide an optical connector from the Railway terminator to HER Equipment and connect into than terminator.



                                [graphic omitted]



3.4 The parties agree that ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## will be used to connect HER Equipment with Railway Fibre.

3.5 The responsibility for connecting HER Fibre to Railway Fibre at border crossings is detailed in the Design Report.

                             CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                          Confidential

                                   SCHEDULE 2

                        Railway Fibre Ordering Procedures

1.    RAILWAY FIBRE ORDERS

1.1   The first Railway Fibre Orders are:

      i. Number of fibre pairs : ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      ii. Route: ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      iii. Total Distance : ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## kilometers

      iv.   Available for acceptance Tests by: 10 June 1996

      v. Fibres to be provided in accordance with Phase I Design Report (issue number 1.4) and the terms of this Fibre Agreement.

      i. Number of fibre pairs : ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      ii. Route: ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      iii. Total Distance : ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## kilometers

      iv.   Available for acceptance Tests by: 30 May 1997

      v. Fibres to be provided in accordance with Phase I Design Report (issue number 1.4) and the terms of this Fibre Agreement.

1.2   Further Railway Fibre Order shall be made as follows:

      (i) based on fibre forecasts provided, either party may seek a commitment from the other by forwarding an offer to the other party, in writing, stating the same information as in paragraph 1.1 and commercial terms consistent with the terms of this Agreement;

      (ii) each party is required to respond to an offer in paragraph 1 as soon as is reasonably possible but in any event within one month;

      (iii) as soon as terms are agreed both parties shall sign the Railway Fibre Order which shall be annexed to this Agreement and be incorporated into it.

                     CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                          Confidential

                                   SCHEDULE 3

                     Charges, Billing, Payments And Credits

1.    CHARGES

      HER agrees to pay the Participating Railway:

      - ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## ECU/kilometre per fibre pair per year

      -     maintenance services fees at:

                  Years ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##:

                  ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##/kilometre per fibre pair per year

                  Years ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##:

                  ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##/kilometre per fibre pair per year

      On the anniversary of the date of this Agreement in each year doing which the Agreement shall remain in force (each such date being called the "Calculation Date"), the Charges for maintenance services shall be varied in accordance with the formula set out below:

                  ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      where

      RC     = Revised Charges

      C      = Charges listed above as being payable in the relevant year for maintenance services

      CMI(Y) = Index for the month of March immediately preceding the date of this Agreement

      CMI(N) = the Index for the Calculation Month

      Note: the CMI(N) figure in any year shall be revised if there is any change to the reference base for the index so than the above calculation may be made as if the reference base had not changed.

2.    INVOICING AND PAYMENT

2.1 Charges shall be invoiced quarterly in arrears and amounts invoiced shall be paid within thirty days of the date of the invoice. Payments shall be made in the currency of account within the European Union from time to time (currently the ECU). In the event that no such currency exists an the time of invoicing payment shall be made in the currency of Belgium.

2.2 In the first quarter of each calendar year the Participating Railway shall issue a credit invoice for the accrued Capacity Credits of the previous calendar year an the same time as issuing the invoice for the Charges. If and to the extent that the credit invoice exceeds the charges invoiced on that quarter, the balance shall be carried forward and deducted from the

                     CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                          Confidential

      following quarters Charges. Interest is payable on late payment of the Charges (net of Credits) at the accrued quarterly rate of legal interest plus ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## until such payment is made.

3.    CREDITS

      Credits will be deducted from the Charges an a rate of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## hour/fibre pair

      Credits shall accrue at the rates set out above from the moment that the National Centre is informed of the Cut or Degradation until the moment HER is notified that availability has been restored.

      Credits will be reviewed to the extent that HER orders additional Railway Fibre.

SNCB/NMBS Fibre Agreement                                          Confidential

                                   SCHEDULE 4

                               Dispute Resolution

1. Any dispute in relation to any matter between the parties arising pursuant to this Agreement shall in the first instance be referred to the Project Managers.

2. If the Project Managers are not able to settle the dispute concerned it shall be referred to the Director of Networks for HER who shall meet the Chief of Telecommunications Division from the Participating Railway in Belgium within 10 Business Days of being required to do so by the party and negotiate in good faith to settle the dispute.

3. If such individuals are unable to resolve the dispute then; the Managing Director of HER and the Director responsible for telecommunications of the Participating Railway will meet to attempt resolution. They will meet within 20 Business Days of being requested to do so.

4. If such group cannot resolve the dispute, then the following group will meet within 20 Business Days of being requested to do so: the Chief Executive Officer of Global TeleSystems Group (or such other equivalent shareholder of HER), the Director General or Chief Executive of the Participating Railway and the senior railway representative on the HER Supervisory Board.

5. If this final group cannot resolve the outstanding issue, then either Party may request to resolve the dispute through mediation conducted by a mediator agreed by the parties or failing which appointed by the Director of the Belgian Centre for Study and Practice of National and International Arbitration (CEPINA) in Belgium which mediator shall be familiar with Belgian law ("the Project Mediator").

6. Should the Project Mediator be unable or unwilling to serve or continue to serve, the Parties shall select a replacement. If they are unable to agree then the matter may be referred by either Party to the Director of CEPINA who shall be requested to appoint a replacement within twenty eight calendar days of this request.

7. The mediation procedure shall be determined by the Project Mediator in consultation with the Parties. It shall allow for delivery and exchange of brief written summaries of the cases of each Party, with any supporting documents essential to an understanding of the dispute. The Parties and the Project Mediator may join in the mediation any other party necessary for

SNCB/NMBS Fibre Agreement                                          Confidential

      a mutually acceptable resolution of the dispute. The Project Mediator may call upon such experts to assist him in his task as he considers appropriate.

8. The mediation procedure shall be "without prejudice" and all information, data or documentation disclosed or delivered by a Party shall be treated as confidential.

9. The Parties shall endeavour in good faith to reach a mutually acceptable resolution with the Project Mediator.

10. The fees and expenses of the Project Mediator shall be borne equally by the Parties unless the Project Mediator shall decide otherwise

11. Notwithstanding the above the Courts of Belgium have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and nothing in this Schedule shall prevent either Party at any time seeking any interim or interlocutory relief from the Court.

12. Preliminary proceedings and disputes in connection with this Agreement shall be conducted in English. When the dispute is escalated to the Project Mediator, the language will be agreed between the parties. Where proceedings take place in the Courts of Belgium, they shall take place in French or Flemish.

13. Unless the Agreement has already been terminated and subject to the suspension provisions of clause 19, the Participating Railway shall in every case continue to grant or procure the rights and comply with all its obligations under the terms of this Agreement regardless of the nature of the dispute and notwithstanding the referral of the dispute for resolution under this Schedule.

                     CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                          Confidential

                                   SCHEDULE 5


                             Provision Of Bandwidth

AGREED TERMS

1.    Interpretation

      This Schedule forms an integral part of the Fibre Agreement between the Participating Railway and Hermes Europe Railtel B.V.

      Expressions defined and references construed in the Fibre Agreement have the same meaning in this Schedule. In addition the following expressions in this Schedule shall have the meaning set out against it below:

"HER Link"                          are the links as described in the Table in
                                    Paragraph 3.1 of this Schedule;

"Interface Standards"               the standards supported by HER at any Point
                                    of Connection which are identified in the Technical Specifications at Annex 2;

"Loss of Services"                  a failure by HER to provide any of the Links
                                    listed in Paragraph 3.1 which is not in
                                    whole or in part due to a failure of the HER
                                    Network in Belgium;

"Participating Railway
Equipment                           the equipment including connectors
                                    connecting the Participating Railway network to the HER Equipment;

"Services"                          the provision by HER of managed capacity
                                    between Points of Connection as defined in the Technical Specifications;

"Service Credits"                   the amount of ## MATERIAL OMITTED AND
                                    SEPARATELY FILED UNDER A REQUEST FOR
                                    CONFIDENTIAL TREATMENT ## ECU per E1 per hour;

"Service Dates"                     the date an which the Service relating to a
                                    specific link is effectively available;

                             CONFIDENTIAL TREATMENT

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"Technical Specifications"     the description of Services, Interface Standards,
                               Points of Connection and performance
                               characteristics attached to this Schedule as Annex A as amended from time to time;

"Thresholds"                   for Premium service means ## MATERIAL OMITTED AND
                               SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL
                               TREATMENT ## per annum and for Standard service means ## MATERIAL OMITTED AND SEPARATELY FILED
                               UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## per annum.

2.    Scope, Term and Review of the Service Agreement

2.1 HER agrees to make available Services under the terms and conditions of this Schedule to the Participating Railway without charge provided the Services are used solely for its internal railway purposes.

2.2 This Service Agreement shall commence on the date of the signature of the Fibre Agreement to which it is attached as a Schedule and shall continue for a period of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## years or until the Fibre Agreement is terminated.

2.3 Except for the right to receive Services, this Agreement shall not transfer to the Participating Railway any right, title or interest in the HER Network.

3.    Description of Service and Link

3.1   Table

--------------------------------------------------------------------------------
      HER Links        Service       Level of        Availability      Quantity
---------------------
  From         To                     Service        Target Dates
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------
## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##
--------------------------------------------------------------------------------

3.2 The provision of Services by HER is subject to availability at the target dates specified in the Table above. Quantities of E1 in addition to the quantities specified in the Table will be provided by HER conditionally upon the Participating Railway demonstrating the need


                                                                        36 of 42

                             CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                           Confidential

      within the scope of this Service Agreement and up to a maximum of ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## for each of the HER Links referred to in the table, each additional E1 being dependent upon the use by HER of an additional pair of fibres on that HER Link.

4.    Connecting

4.1 The Participating Railway shall be responsible for connecting to the HER Links at the Point of Connection designated by HER.

4.2 Prior to the connection of the Participating Railway to the HER Links, the Participating Railway shall comply in all respects with the Technical specifications and the relevant Interface Standards and with the provisions of Paragraph 5.

4.3 The Participating Railway shall abide by all technical and operational conditions laid down from time to time by HER, which are necessary to maintain the integrity of the HER Network.

5.    Regulatory Issues and Approvals

5.1 HER is responsible for obtaining regulatory approvals for the establishment and operation of the HER Network and the provision of transmission service in each country over which the HER Network extends from time to time. HER will use best endeavours to obtain relevant regulatory approvals.

5.2 The Participating Railway is responsible for obtaining any licences for the provision of its services over the HER Links, the Participating Railway shall provide HER with a written Certificate confirming that the Participating Railway has obtained all licences, clearances or other regulatory authorisations under national, supranational or local laws, licences or regulations for the establishment and operations of the Participating Railway telecommunications systems and the provision of its services.

5.3 The parties agree that the Participating Railway has full responsibility for ensuring that all signals transmitted over the HER Links which originate from or terminate with the Participating Railway comply with all relevant national, supranational or local laws, licences or regulations in each country over which the HER Links run.


                                                                        37 of 42

SNCB/NMBS Fibre Agreement                                           Confidential

5.4 The Participating Railway shall indemnify HER and hold HER harmless against all direct liability, losses, demands and damages incurred or suffered by HER arising out of any claims brought by third parties in respect of the content of Messages transmitted over the HER Links where those signals originate from or terminate with the Participating Railway.

5.5 If and as soon as HER becomes aware through formal notification that it will not be able to meet any Service Dates for Services over HER Links as a result of failing to obtain any necessary regulatory approval in time, it shall immediately notify the Participating Railway and provide a new date for service.

6.    Maintenance and Modification

6.1 HER and its agents and sub-contractors shall have the right form time to time to modify, extend, repair or replace any part of the HER Network and HER shall not be liable to the Participating Railway in respect of any unavailability of Services.

6.2 HER agrees to keep the Participating Railway informed of its maintenance activities which may affect the Services. HER agrees to give the Participating Railway 30 days prior warning of any engineering work to be carried out under Paragraph 6.1 which may affect the Services and agree a schedule of work to reduce the impact on the Participating Railway.

6.3 HER agrees to provide 24 tour monitoring or Services and, where Services become unavailable, to use its best endeavours to restore availability within the periods provided for in the Technical Specifications.

7.    General Obligations on the Participating Railway

7.1 The Participating Railway represents, warrants and undertakes, in favour of HER that it will, at all times, maintain in force and comply with the conditions of the licences, laws and regulations under which it provides its services.

7.2 The Participating Railway represents, warrants and undertakes that it will, at all times:

      (a) comply with any conditions for the time being of any licence of HER, details of which have been communicated to the Participating Railway in writing;


                                                                        38 of 42

                             CONFIDENTIAL TREATMENT

SNCB/NMBS Fibre Agreement                                           Confidential

      (b) comply with all regulations and or laws in every country over which the HER Links run which concern the provision of services by the Participating Railway; and

      (c) restrict its use of the Services to the application described in Paragraph 2.1.

7.3 The Participating Railway shall indemnify HER and hold it harmless against all actions, proceedings, claims, demands or costs howsoever arising out of any breach by the Participating Railway of any provision of this Schedule or any infringement of third party intellectual property rights arising from the carriage of signals introduced into the HER Network by the Participating Railway or of any breach by the Participating Railway of any law, regulation, licence approval authorisation applicable to the provision or use of Services.

7.4 The Participating Railway and HER agree that, should the Participating Railway use the Services to provide a commercial service to a third parry in violation of Paragraph 7.2(c), the appropriate measure of the damage suffered by HER as result of that breach is an amount equal to the total revenues derived by the Participating Railway from the provision of such service.

8.    Liability

8.1 Provided that HER is able to offer diverse routing along any HER Link, HER shall pay Service Credits to the Participating Railway for any Loss of Service exceeding the Thresholds on that HER Link, arising due to the gross negligence of HER. The aggregate Service Credits payable in any ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## period shall not exceed the annual contract value of the Fibre Agreement

      For the avoidance of doubt, HER shall not be liable to the Participating Railway for any delay in the implementation of the Services or any part thereof.

8.2 HER shall in no event be liable to the Participating Railway for any loss of revenue, loss of profit, loss of contract or loss of goodwill, or any indirect or other consequential loss, howsoever caused, arising under or in connection with this Schedule.

8.3 The provisions of this paragraph will survive termination of this Schedule.


                                                                        39 of 42

SNCB/NMBS Fibre Agreement                                           Confidential

9.    Right of Rescission

9.1 If, despite using best endeavours, HER is unable to obtain or maintain any licences required by HER in any country to establish or operate the HER Network or any HER Link or to provide transmission services, or if they are revoked, or if HER's provision of transmission services is challenged in any country over which the HER Links run by a formal written communication from any relevant national regulatory authority or Court, HER shall not face any claim for loss damage or compensation from the Participating Railway;

10.   Termination

10.1 Notwithstanding clauses 21 and 22 of this Agreement, if the Participating Railway commits a material breach of its obligations under this Schedule which is capable of remedy, HER shall serve notice in writing on the Participating Railway, requiring the Participating Railway to cure the breach:

      (a) within two months if it is a breach of the proviso to paragraph 2.1 of this Schedule or a breach of paragraph 7.1 or 7.2 of this Schedule or if the Participating Railway's use of the Services damages or disrupts the HER Network; or

      (b)   within six months for any other material breach.

10.2 on receipt of the notice in paragraph 10.1 the Participating Railway shall with all reasonable diligence take such steps as shall be reasonable and necessary to remedy the breach and shall keep HER informed of the progress being made.

10.3 Without prejudice to paragraph 10.4. in the event that the Participating Railway disputes that there is a material breach then the parties will appoint a Project Mediator in accordance with Schedule 4 paragraphs 5 to 10 to resolve the issue within the cure period mentioned above.

10.4 If the breach is not cured within the periods stated above and no solution has been found under paragraph 10.3 HER shall be entitled to terminate the Services and clause 22.2(b) shall apply.

10.5 For the avoidance of doubt. In the event and for the period that HER is using the Railway Fibre after the Participating Railway has terminated this Agreement, as provided for by sub-clause 22.2(a), HER shall continue to provide the Services to the Participating Railway.


                                                                        40 of 42

SNCB/NMBS Fibre Agreement                                           Confidential

11.   Assignment

      The Participating Railway may not assign or sub-contract its rights or obligations under this Service Agreement without the prior written consent of HER.


                                                                        41 of 42

SNCB/NMBS Fibre Agreement                                           Confidential

                                   SCHEDULE 6

                          Disclosure Against Warranties

The Regulation relating to the service and resting periods of personnel under Bundel 541 Article 14


                                                                        42 of 42

                                     ALCATEL

--------------------------------------------------------------------------------

                    OPTICAL CABLE SPECIFICATIONS AND TESTING

                             FOR THE HERMES NETWORK

--------------------------------------------------------------------------------

          Author:             Michel LAURENT      Date : 08. 12. 1995
          And completed by:   Daniel CHALAMET     Date : 25. 03. 1996
                              Daniel CHALAMET     Date : 10. 04. 1996
                              Daniel CHALAMET     Date : 02. 05. 1996
                              Daniel CHALAMET     Date : 22. 08. 1996
                              Daniel CHALAMET     Date : 29. 08. 1996

                                     ALCATEL

                                TABLE OF CONTENTS

1 - INTRODUCTION ........................................................      3
2 - SPECIFICATIONS FOR NEW CABLES OWNED BY HERMES .......................  3-4-5
3 - SPECIFICATIONS FOR FIBRES LEASED BY HERMES ..........................      6
    3.1.  NEW CABLES BUILT BY RAILWAYS ..................................      6
    3.2.  EXISTING CABLES ...............................................      6
4 - CABLE TESTING .......................................................      6
    4.1.  INTRODUCTION ..................................................      6
    4.2.  GENERALITIES ..................................................    6-7
    4.3.  TEST TO BE PERFORMED ON SITE FOR NEW CABLES ...................      7
          4.3.1. TESTS AFTER LAYING THE CABLE AND BEFORE JOINTING .......      7
          4.3.2. TESTS DURING JOINTING ..................................      7
          4.3.3. TESTS AFTER JOINTING ...................................      7
    4.4.  PARAMETERS TO BE CHECKED ......................................      7
    4.5.  LINK ACCEPTANCE TEST ..........................................    8-9
    4.6.  PRINCIPLES OF WORKING .........................................     10
          4.6.1. LEASED FIBRE LINKS .....................................9-10-11
          4.6.2. CABLE LINKS BUILT BY ALCATEL FOR HERMES ................     12
          4.6.3. SUMMARY OF DATA TO BE PROVIDED AND TESTS TO BE EXECUTED.     13
5 - TEST METHODS ........................................................     12
    5.1. POWER LOSS MEASUREMENTS ........................................     12
    5.2. OPTICAL TIME DOMAIN REFLECTOMETRY MEASUREMENTS .................  12-13
    5.3. POLARIZATION MODE DISPERSION MEASUREMENTS ......................     13
    5.4. CHROMATIC DISPERSION MEASUREMENTS ..............................     13
    5.5. LIST OF PROPOSED EQUIPMENT .....................................     14
6 - APPENDIX (LIST) .....................................................     15
    o  APPENDIX 1  Test record for fibre splice attenuation (Reflectometry)   16
    o  APPENDIX 2  Test record for attenuation measurements (Reflectometry)
                    and return loss .....................................     17
    o  APPENDIX 3  Test record for attenuation measurements (Optical
                    loss measurement) ...................................     18
    o  APPENDIX 4  Test record for acceptance test certificate ..........     19
    o  APPENDIX 5  Test record for Polarization Mode Dispersion .........     20
    o  APPENDIX 6  Test record for acceptance test certificate ..........     21
    o  APPENDIX 7  Test record for chromatic dispersion .................     22
    o  APPENDIX 8  Test record for acceptance test certificate ..........     23
7 - HISTORY .............................................................     24


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                 Page 2/24

ALCATEL 1996                       Issue 6.0

                                     ALCATEL

1 - INTRODUCTION:

      The purpose of this document is to define the Optical Cable Specifications relevant to the Phase 1 of the HERMES Project and to give the test procedures on cables.

2 - SPECIFICATIONS FOR NEW CABLES OWNED BY HERMES:

      In the case where new cables are supplied by ALCATEL to HERMES, they will comply with the technical data shown in Table 1 for single mode fibers, and in Table 2 for dispersion shifted fibers.

      In addition to the cable specification shown in Table 1 and 2, the following specifications will be applied:

            - Maximum Splice attenuation average : 0.1 dB at 1550 nm

            - Maximum unitary ODF/S connector attenuation : 0.5 dB at 1550 nm

            - Minimum connector Return Loss : 50 dB at 1550 nm

            - Maximum value for Polarization mode dispersion : 0.7
              ps/(checkmark)Km at 1550 nm


--------------------------------------------------------------------------------
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ALCATEL 1996                       Issue 6.0

                                     ALCATEL

--------------------------------------------------------------------------------
TYPE and CONSTITUTION

Single mode, complying with recommendation : CCITT G 652

The fibres are made of high grade doped silica core surrounded by a silica cladding; they are coated with a dual layer, UV cured acrylate based coating.

--------------------------------------------------------------------------------

GEOMETRICAL PROPERTIES

Mode field diameter at 1310 nm            (micro-m.)        [9 -  10] +/- 10 %
Cladding diameter                         (micro-m.)        125 +/- 3
Coating diameter                          (micro-m.)        245 +/- 10
Mode field non circularity                       (%)        <= 6
Cladding non circularity                         (%)        <= 2
Core/cladding concentrity error           (micro-m.)        <= 1
Cladding/coating concentrity error        (micro-m.)        <= 15

--------------------------------------------------------------------------------

OPTICAL PROPERTIES

Cut-off-wavelength (Cabled fibre)            (nm)           (lambda)cc <= 1280

Attenuation:
Maximum value between 1285 and 1330 nm       (dB/km)        0.38
Maximum value at 1550 nm                     (dB/km)        0.25

Attenuation uniformity (local default)       (dB)           <= 0.1

Chromatic dispersion:
between 1285 and 1330 nm                     (ps/nm.Km)     <= 3
at 1550 nm                                   (ps/nm.Km)     < 20

--------------------------------------------------------------------------------

MECHANICAL PROPERTIES

Proof test                                   (%)            >= 1
(minimum duration 1 s)
Macro bend test
additionnal loss at 1550 nm                  (dB)           <= 0.1
(100 turns on 75 mm diameter mandrel)

--------------------------------------------------------------------------------
Note: All measurements to be in accordance with CCITT G. 652 recommendations

                                    Table 1


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                 Page 4/24

ALCATEL 1996                       Issue 6.0

                                     ALCATEL

--------------------------------------------------------------------------------
TYPE and CONSTITUTION

Single mode dispersion shifted, complying with recommendation: CCITT G 653

The fibres are made of high grade doped silica core surrounded by a pure silica cladding; they are coated with a dual layer, UV cured acrylate based coating.

--------------------------------------------------------------------------------

GEOMETRICAL PROPERTIES

Mode field diameter at 1550 run          (micro-m.)        [7.0 - 8.3] +/- 10 %
Cladding diameter                        (micro-m.)        125 +/- 3
Coating diameter                         (micro-m.)        250 +/- 10
Cladding non circularity                     (%)           <= 2
Mode field concentrity error             (micro-m.)        <= 1
Cladding/coating concentrity error       (micro-m.)        <= 10

--------------------------------------------------------------------------------

OPTICAL PROPERTIES

Cut-off-wavelength                         (nm)            1050 <= (lambda)c
                                                           <= 1350

Attenuation:

Maximum value at 1550 nm                   (dB/km)         0.25

Attenuation uniformity (local default)     (dB)            <= 0.1

Chromatic dispersion
between 1535 and 1575 nm                   (ps/(nm.Km)     <= 2.7
Zero dispersion wavelength                 (nm)            1530 <=  (lambda)o
                                                           <= 1590
Zero dispersion slope                      (ps/(nm(2).Km)  <= 0.085

--------------------------------------------------------------------------------

MECHANICAL PROPERTIES

Proof test                                   %             >= 1
(minimum duration 1 s)
Macro bend test
additional loss at 1550 nm                   (dB)          <= 0.2
(100 turns on 60 mm diameter mandrel)

--------------------------------------------------------------------------------
Note : All measurements to be in accordance with CCITT G. 653 recommendations

                                     Table 2


--------------------------------------------------------------------------------
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ALCATEL 1996                        Issue 6.0

                                     ALCATEL

3 - SPECIFICATIONS FOR FIBRES LEASED BY HERMES

      3.1.  NEW CABLES BUILT BY THE RAILWAYS:

            In the case of new cables built by the RAILWAYS, it is recommended that, as a minimum, specifications for cables as defined in chapter 2 (including for the cable splices and connectors) are applicable. The minimum cable specification required for the HERMES Network is as defined in 3.2. Existing cables

      3.2.  EXISTING CABLES:

            In the case of existing cables owned by the RAILWAYS, the specifications in Chapter 2 must be met with respect to the following optical properties at 1550 nm : Attenuation, Chromatic Dispersion, and Polarization Mode Dispersion. The specifications for the cable splices and connectors in chapter 2 are also applicable.

4 - CABLE TESTING

      4.1.  INTRODUCTION:

            This chapter describes tests related to cable. For existing and new leased cables this chapter provides advice to the RAILWAYS on test procedures to be applied.

            It should be noted that all measurements must be carried out by personnel who are skilled and experienced in the use of test equipment involved and have proven ability to carry out these measurements in a field environment.

      4.2.  GENERALITIES:

            The purpose of the testing during and alter installation is:

            - To check that cable laying operation did not adversely affect the attenuation of the optical fibres, compared to that recorded during factor acceptance tests.

            - To check that splices on the optical fibres are satisfactory, and do not adversely affect the attenuation values.


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                 Page 6/24

ALCATEL 1996                       Issue 6.0

                                     ALCATEL

            - To establish validity of the link by measuring its performances from end to end.

            Measurements made on optical fibres refer to CCITT recommendation G 652 for single mode fibers and C 653 for dispersion shifted fibers.

            The characteristics of optical fibre transmission mostly concern transmission attenuation and determines the ability to transmit data across the link. It can also reveal mechanical strains that may cause later fibre breakage.

            There are two types of attenuation measurements:

            - Optical power attenuation measurement : measuring the power launched into the fibre as well as that restored at the receiver input enables accurate calculation of the complete link attenuation.

                  Att (dB) = Tx P (dB) - R x P (dB)

            - Back scattering measurement: Measuring the light scattered into the fibre, to draw up the attenuation curve. This measurement shows any variation in attenuation, and allows the location to be determined.

      4.3.  TESTS TO BE PERFORMED ON SITE FOR NEW CABLES:

            The tests described in this section are recommended to the RAILWAYS for new cables leased by HERMES from the RAILWAYS. For new cables delivered and installed by ALCATEL the tests described here can be considered as part of ALCATEL's standard practice.

            4.3.1. - TESTS AFTER LAYING THE CABLE AND BEFORE JOINTING:
                     (only in case of difficult laying or important traction
                      force)

            The purpose of this test is to check that the quality of the cable has not been adveresly affected during laying.

            A back-scattering measurement is done at 1550 nm and in both directions for each fibre, and from each origin of laid sections of cable.


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ALCATEL 1996                        Issue 6.0

                                     ALCATEL

            4.3.2. - TESTS DURING JOINTING:

            The purpose of this test is to assess the quality of each splice. An estimate of the attenuation value is directly indicated by the splicing machine.

            4.3.3. - TESTS AFTER JOINTING:

            The purpose of this test is to check the quality of the splices in detail.

            An OTDR-based back-scattering measurement is done at 1550 nm and in both directions for each fibre, and from each origin of laid sections of cable.

      4.4   PARAMETERS TO BE CHECKED:

            For leased fibre, the Chromatic Dispersion (CD) and Polarization Mode Dispersion (PMD) parameters need to be checked by the RAILWAYS in order to verify whether the fibres meet the specifications of HERMES as defined in chapters 2 and 3.

            If these parameters are not available to the RAILWAYS, they should request their manufacturer to deliver that data. If PMD data remains unavailable, it should be measured on site.

            For new fibre delivered by ALCATEL, the CD and PMD values will be made available from factory measurements.

      4.5.  LINK ACCEPTANCE TEST:

            For both fibres leased from the RAILWAYS and cable delivered by ALCATEL, tests shall be performed in both directions in the 1550 nm window.

            The purpose of the tests is to check that the fibres between two stations (nodes and/or regenerators) can operate in the 1550 nm window, according to the technical specifications


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                Page  8/24

ALCATEL 1996                       Issue 6.0

                                     ALCATEL

            The following tests are to be performed :

                  - Back scattering measurements.
                  - Attenuation measurement.

                  - Section 5 describes the test Methods to be used
                  - Section 6 provides blank copies of the tests sheets to be used

      4.6.  PRINCIPLES OF WORKING:

            4.6.1. - Leased fibre links:

            4.6.1.1. - For input into the Design Report, it is required for existing cables that the RAILWAYS supply measurement values as defined in 4.6.1.2. For new cables the RAILWAYS are required to provide a prediction of values as defined in 4.6.1.2. Assumptions used in the prediction to be stated.

            4.6.1.2 - As soon as the fibre is available, fibre measurement values are to be provided and communicated to ALCATEL / HERMES by the RAILWAYS. ALCATEL will include these values in the Design Report.

            The following measures are carried out at 1550 nm:

            ATTENUATION:

                  - Total budget of the route or link
                  - Analysis of each splice and of each particular point where the average attenuation value is equal or more than 0.1 db
                  - Analysis of ODF for each section (<=  0.5 db)
                  - Return loss ODF for each link (>= 50 db)

            CHROMATIC DISPERSION:

                  - Given by the manufacturer of optical fibre cables.

                  - To be communicated by the RAILWAYS which have this value in their files.

            POLARIZATION MODE DISPERSION:

                  - To be measured on site for each link, if the tests realised in factory are not available


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                Page  9/24

ALCATEL 1996                       Issue 6.0

                                     ALCATEL

            4.6.1.3. - ALCATEL will provide to HERMES a report that contains the fibre performance data obtained from the RAILWAYS and complete this report with an assessment of the received fibre information. If the leased fibre data shows that the fibre is not compliant with the HERMES specifications, HERMES will, in collaboration with ALCATEL, define the necessary actions. Subsequently, HERMES and ALCATEL will proceed jointly to incorporate any required changes in the planning and the costs into the Design Report.

            If repairs by the RAILWAYS are necessary, ALCATEL will verify the new fibre data obtained from the RAILWAYS after their repairs and ALCATEL will issue a new report containing the new fibre parameter values and the associated assessment by ALCATEL.

            If one or several assessments are neccessary, following the refusal of the second one, ALCATEL will ask for a financial compensation concerning this extra performance.

            ALCATEL will send HERMES its report, no more than ten working-days after receiving test results from the RAILWAYS.

            4.6.1.4. - When asked by HERMES, ALCATEL will perform the acceptance tests. These tests will be executed to verify the fibre data made available by the RAILWAYS. ALCATEL will execute the link acceptance tests as presented in section 4.5. on the fibres that HERMES will lease for the link envisaged. Furthermore, if the RAILWAYS cannot provide PMD values from their cable manufacturers, ALCATEL will verify, at this moment, the PMD through its own tests.

            The test data from the tests performed by ALCATEL will be written on measurements sheets as shown in Section 6.

            If the test results obtained from the ALCATEL tests are in accordance with the HERMES specifications (as outlined in chapters 2 and 3), the test sheets will be chronologically signed by:

                  - the RAILWAYS first,
                  - ALCATEL then,

            and later approved by HERMES.

            If the test results obtained from the ALCATEL tests are not in accordance with the HERMES specifications, ALCATEL will reject the acceptance of these fibres. ALCATEL will then ask HERMES how to proceed.

            The tests realised by ALCATEL, at the request of HERMES, will be executed only once.

            ALCATEL will send HERMES its report, no more than ten working-days after receiving test results signed by the RAILWAYS.


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS               Page  10/24

ALCATEL 1996                        Issue 6.0

                                     ALCATEL

            4.6.2. - Cable links built by ALCATEL for HERMES:

            ALCATEL will execute the link acceptance tests specified in sections
            4.3 and 4.5 to verify conformance with the specifications of chapter
            2. These tests will be executed as part of installation works. CD and PMD values will be made available from factory tests.

            The test results obtained from the ALCATEL tests and realised by the country ALCATEL's team, will be in accordance with the HERMES specifications (as outlined in chapters 2 and 3). The test sheets provided by it, will be chronologically signed by:

                  - ALCATEL first,
            and later approved by HERMES.

            The test results will be provided to HERMES within 5 working-days after the completion of the tests.

            4.6.3. - Summary of data to be provided and tests to be executed:

                     -------------------------------------------------------------------
                     Fibre data to be provided by the  Fibre acceptance data provided by
                     RAILWAYS                          ALCATEL tests
-----------------------------------------------------------------------------------------
Leased Fibre Links   Required factory data:            Link tests data:
(existing or new)    - Chromatic dispersion            - Attenuation measurements
                     Optional factory data:            (with Wattmeter)
                     - Polarization Mode Dispersion    - OTDR measurement
                     Required link tests data :        - PMD measurement
                     - Attenuation measurements        (if factory data not available)
                     (with Watt meter)
                     - OTDR measurement
                     - PMD measurement
                     (if factory data not available)
-----------------------------------------------------------------------------------------
Cable links built by                                   Factory data
ALCATEL for                                            - C D measurement
HERMES                                                 - PMD measurement
                                                       Link tests data:
                                                       - Attenuation measurements
                                                       (with Watt meter)
                                                       - OTDR measurement
-----------------------------------------------------------------------------------------
          NOTE: All rests will be at 1550 nm.
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS               Page  11/24

ALCATEL 1996                        Issue 6.0

                                     ALCATEL

3 - TEST METHODS

      5.1.  POWER LOSS MEASUREMENTS:

            The purpose of this test is to measure accurately the value of the total end-to-end optical loss along the considered link. (It only shows the total link loss, without identification of local concentration of losses). This test is executed in the field, in both directions at 1550 nm.

            The measurement is done with an optical wattmeter connected to one end of the fibre and an optical laser light source (at 1550 nm) to the other end of the fibre. Measured attenuation is recorded on a test sheet, as shown in Section 6 Appendix 3. The test is then repeated in the opposite direction.

            The test equipment must be calibrated according to the prescriptions of the manufacturer of the test equipment.

            The test provides a global and very accurate measurement of the complete link attenuation, and allows the optical power of the receiver input to be calculated.

      5.2.  OPTICAL TIME DOMAIN REFLECTORY MEASUREMENTS (O.T.D.R.):

            The purpose of this test is to measure any problem points with respect to the transmission or reflection losses of the fibre link and to locate the position of these points. This test is executed in the field.

            This measurement is done with an optical reflectometer, connected to both fibres end points and is used to perform remote measurements.

            The optical reflectometer launches power into the fibre and analyses the reflected signal, which permits the fibre attenuation due to scattering, absorption and reflections to be calculated.

            Part of the scattered power pulse is sent back to the optical reflectometer where it is detected and displayed on a cathode-ray-screen.

            The rate of returned power depends on the power launched into the fibre and on the back scattering factor of the latter.

            The optical reflectometer displays on its screen the optical power of the received signals on a logarithmic scale.


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                Page 12/24

ALCATEL 1996                       Issue 6.0

                                     ALCATEL

            Direct reading of the following can be made:

             - On the X axis : distance between each point of the fibre and the measuring instrument.

             - On the Y axis : power scattered by each point of the fibre. Any sudden drop of the curve means punctual attenuation.

            This measure is performed in both directions of a link. It is the average of both results which is considered.

            This measure also provides an accurate value of the Return Loss for each O.D.F. situated at both extremities of the measured link.

      5.3.  POLARIZATION MODE DISPERSION MEASUREMENTS (P.M.D.):

            The purpose of this test is to measure the end to end Polarization Mode Dispersion of the optical fibre link. This test is routinely performed in factory; field tests will be performed if factory data is not available for existing cable.

            In this case, this test is carried out in one direction only, and the results filled on test sheets (Section 6 - Appendices 4 and 6).

            The source consists of a LED and of a polarizer (transmitter). The receiver consists of a MICHELSON's interferometer.

            The measurement is performed by analysing the decomposition into two perpendicularly polarized modes of a light signal injected into the fibre under test (bi-refrangibility phenomenon).

            The two modes do not propagate at the same speed because of the anomalies of the fibre (ovality of the heart, local constraint, etc...).

            The measured lateness of transmission (in picoseconds) allows to obtain the Polarization Dispersion value in picoseconds per square root kilometer (Ps / (checkmark)Km).

      5.4.  CHROMATIC DISPERSION MEASUREMENTS (C.D.):

            The purpose of this test is to measure the end to end Chromatic Dispersion of the optical fibre link. This test is routinely performed in factory. For existing cables, factory data should be made available.

            The Chromatic Dispersion is the difference, expressed in picoseconds, between the propagation times of the different modes at a specific wavelength (1550 nm), depending on the index of the materials used for the construction of the fibre.


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                Page 13/24

ALCATEL 1996                       Issue 6.0

                                    ALCATEL

      5.5.  LIST OF PROPOSED EQUIPMENT:
            (which can be used for testing and acceptance tests)

            - Complete set for attenuation measurement:
              * Monomode Laser source for 1550 nm
              * Optical power meter (850 to 1550 nm)
              * Optical attenuation (variable)

            - Complete set for back-scattering measurement:
              * Optical Time Domain Reflectometer (OTDR)
              * OTDR accessories

            - Complete set/or PMD measurement:
              * Optical Transmitter (Polarizer)
              * Optical Receiver controlled by computer (PMD Analyser)
              * PMD accessories

            - Complete set for CD measurement:
              * Optical Transmitter
              * Optical Receiver
              * CD accessories

*NOTE: PMD and CD equipment are not the same.

            All equipment that is used for testing has to be suitable to obtain results within reasonable accuracy. The accuracy should be stated in the specifications of the equipment and must be guaranteed by calibration reports of max. one year old.

            Any measurement resorts should always state the name of the person who carried out the measurements the brand, type and serial numbers of the equipment that were used, the date and number of the calibration - certificate and of course a unique definition of the fibre (s) that has been measured.

            - Fibre Cleaning Kit:

            Before performing any test, each fibre end/connector should be properly cleaned. Here is a short list (for example) of different materials to use for cleaning:

             * Dry air spray
             * Alcohol at 90(degrees)
             * Gauze
             * Cotton-buds
               etc....


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                Page 14/24

ALCATEL 1996                        Issue 6.0

                                     ALCATEL

6 - APPENDIX (LIST)

                                                                           PAGES

* APPENDIX 1  Test record for fibre splice attenuation (Reflectometry) .....  16
* APPENDIX 2  Test record for attenuation measurements (Reflectometry) and return loss ................................................  17
* APPENDIX 3  Test record for attenuation measurements (Optical loss measurement) ...............................................  18
* APPENDIX 4  Test record for acceptance test certificate ..................  19
* APPENDIX 5  Test record for Polarization Mode Dispersion .................  20
* APPENDIX 6  Test record for acceptance test certificate ..................  21
* APPENDIX 7  Test record for Chromatic dispersion .........................  22
* APPENDIX 8  Test record for acceptance Test certificate ..................  23


--------------------------------------------------------------------------------
29 August 1996            OPTICAL CABLE SPECIFICATIONS                Page 14/24

ALCATEL 1996                       Issue 6.0

                             CONFIDENTIAL TREATMENT

APPENDIX 1 (ISSUE 6.0) PAGE 16/24
-----------------------
NEW OR LEASED CABLE (1)
-----------------------
FIELD MEASUREMENT VALUES

                           MONODE OPTICAL FIBRE CABLE
           TEST RECORD FOR FIBER SPLICE ATTENUATION (REFLECTROMETRY)

                                                              [LOGO FOR ALCATEL]

CABLE ROUTE:  ____________________________________________ SSF OR DSF (1)
LINK (1)
OR          (ORIGIN (O): _________________________________
SECTION)
            (EXTREMITY (E): ______________________________

CABLE MANUFACTURER: ______________________________________

FIBRE MANUFACTUER: _______________________________________

MEASUREMENT EQUIPMENT:
(Make, Model and Serial Number) __________________________

WAVELENGTH:             ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                        --------------------------------------------------------
                        FOR CONFIDENTIAL TREATMENT ##
                        ----------------------------

INDEX OF REFRACTION:    __________________________________

NUMBER OF SPLICES:      __________________________________

DATE: __________________________________

------------------------------------------------------------------------------------------------------------------------------------
[ILLEG.]                                                                                                            SPLICE
  Fibre  CONNECT  SPLICE    SPLICE    SPLICE    SPLICE   SPLICE   SPLICE    SPLICE    SPLICE    SPLICE    SPLICE    AVERAGE  CONNECT
 Number    "0"      1         2         3         4        5        6         7         8         9         10      BY O.F.    "E"
------------------------------------------------------------------------------------------------------------------------------------
                -> <- AV. -> <- AV. -> <- AV.  -> <- AV. -> <- AV. -> <- AV. -> <- AV. -> <- AV. -> <- AV. -> <- AV.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE OF SPLICES                                                                                               Total splice
                                                                                                                   average
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Measured by: (2)                              Transmitted to HERMES by ALCATEL               Returned by HERMES for acceptance
                                              Name:                                          Name:
Name:                                         Date:                                          Date:

Signature:                                    Signature:                                     Signature:
------------------------------------------------------------------------------------------------------------------------------------
(1) Delete as necessary                       (2) ALCO or COUNTRY RAILWAYS

                             CONFIDENTIAL TREATMENT

APPENDIX 2 (ISSUE 6.0) PAGE 17/24
-----------------------
NEW OR LEASED CABLE (1)
-----------------------
FIELD MEASUREMENT VALUE

                          MONOMODE OPTICAL FIBRE CABLE
            TEST RECORD FOR ATTENUATION MEASUREMENTS (REFLECTROMETRY)
                                AND RETURN LOSS

                                                              [LOGO FOR ALCATEL]

CABLE ROUTE:  ____________________________________________ SSF OR DSF (1)
LINK (1)
OR          (ORIGIN (0): _________________________________
SECTION)    )
            (EXTREMIT:   _________________________________

CABLE MANUFACTURER:      _________________________________

NUMBER OF FIBRES:        _________________________________

FIBRE MANUFACTUER:       _________________________________

TEST EQUIPMENT:
(Make, Model and Serial Number) __________________________

WAVELENGTH:             ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                        --------------------------------------------------------
                        FOR CONFIDENTIAL TREATMENT ##
                        ----------------------------

INDEX OF REFRACTION:    __________________________________

NUMBER OF SPLICES:      __________________________________

AVERAGE OPTICAL LENGTH  __________________________________

DATE: __________________________________

------------------------------------------------------------------------------------------------------------
 Fibre          ATTENUATION (dB)       RETURN LOSS       Fibre           ATTENUATION (dB)       RETURN LOSS  ATTENUATION (dB)
           -------------------------      (dB)                      -------------------------      (dB)
 number    O -> E   E -> O  Average      O     E         Number     O -> E   E -> O  Average      O     E    Total
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------ average          |_|

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------ Measured

------------------------------------------------------------------------------------------------------------ minimum value    |_|

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------ Measured

------------------------------------------------------------------------------------------------------------ maximum value    |_|

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------ RETURN LOSS (dB)

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------ Measured
                                                                                                             Minimum value    |_|
----------------------------------------------------------------------------------------------------------------------------------
Measured by: (2)                              Transmitted to HERMES by ALCATEL:              Returned by HERMES for acceptance:
Name:                                         Name:                                          Name:
                                              Date:                                          Date:
Signature:                                    Signature:                                     Signature:
----------------------------------------------------------------------------------------------------------------------------------
(1) Delete as necessary                       (2) ALCO or COUNTRY RAILWAYS

                             CONFIDENTIAL TREATMENT

APPENDIX 3 (ISSUE 6.0) PAGE 18/24
-----------------------
NEW OR LEASED CABLE (1)
-----------------------
FIELD MEASUREMENT VALUE

                                                              [LOGO FOR ALCATEL]

                          MONOMODE OPTICAL FIBRE CABLE
       TEST RECORD FOR ATTENUATION MEASUREMENTS (OPTICAL LOSS MEASUREMENT)

CABLE ROUTE:  ____________________________________________ SSF OR DSF (1)
LINK (1)
OR          (ORIGIN (0):   _______________________________
SECTION)    )
            (EXTREMITY(E): ________________________________

CABLE MANUFACTURER:        _______________________________

NUMBER OF FIBRES:          _______________________________

FIBRE MANUFACTUER:         _______________________________

TRANSMITTER:) Make, Model          _________________________________

RADIOMETER: (and Serial Number     _________________________________

WAVELENGTH:             ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                        --------------------------------------------------------
                        FOR CONFIDENTIAL TREATMENT ##
                        ----------------------------

INDEX OF REFRACTION:    __________________________________

CALIBRATION VALUE:      __________________________________

DATE: __________________________________

---------------------------------------------------------------------------------------------------------------------
Fibre   Measurement   Measurement    Average                Fibre   Measurement   Measurement       Average
Number                            Optical loss  Reflecto.   Number                            Optical loss  Reflecto.
          in dB:        in dB:                                        in dB:        in dB:                            Total average
          way OE        way EO      dB    dB/Km   dB                  way OE        way EO      dB    dB/Km   dB      in:
                                                                                                                        dB    dB/Km
                                                                                                                        |_|    |_|
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------- Measured

--------------------------------------------------------------------------------------------------------------------- minimum value

--------------------------------------------------------------------------------------------------------------------- in dB    | |

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------- Measured

--------------------------------------------------------------------------------------------------------------------- maximum value

--------------------------------------------------------------------------------------------------------------------- in dB    | |

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Measured by: (2)                Transmitted to HERMES by ALCATEL:              Returned by HERMES for acceptance:
Name:                           Name:                                          Name:
                                Date:                                          Date:
Signature:                      Signature:                                     Signature:
---------------------------------------------------------------------------------------------------------------------
(1) Delete as necessary                       (2) ALCO or COUNTRY RAILWAYS

APPENDIX 4 (ISSUE 6.0) PAGE 19/24

                                                              [LOGO FOR ALCATEL]

-----------------------
NEW OR LEASED CABLE (1)
-----------------------

                   TEST RECORD FOR ACCEPTANCE TEST CERTIFICATE
--------------------------------------------------------------------------------
                                  REFLECTOGRAM
--------------------------------------------------------------------------------
CABLE ROUTE:                                    Link or Section (1):
                                 SSF or DSF (1)
--------------------------------------------------------------------------------
Number of fibres:             Fibre No:               measured from:
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------

Date:                              Measured by: (2)  Name:

                                                Signature:

--------------------------------------------------------------------------------
Transmitted to HERMES by ALCATEL:        Returned by HERMES  to ALCATEL for
                                         acceptance:

Name:                                    Name:

Date:                                    Date:

Signature:                               Signature:
--------------------------------------------------------------------------------
(1): Delete as necessary
(2): ALCO or COUNTRY RAILWAYS

                             CONFIDENTIAL TREATMENT

APPENDIX 5 (ISSUE 6.0) PAGE 20/24
---------------------------------------
NEW OR LEASED CABLE (1)                                       [LOGO FOR ALCATEL]
---------------------------------------
FACTORY OR FIELD (1) MEASUREMENT VALUES

                          MONOMODE OPTICAL FIBRE CABLE
                          TEST RECORD FOR POLARIZATION MODE DISPERSION

CABLE ROUTE:  ____________________________________________ SSF OR DSF (1)
LINK (1)
OR          (ORIGIN (0):     _________________________________
SECTION)    )
            (EXTREMITY: (e)  _________________________________

CABLE MANUFACTURER:          _________________________________

NUMBER OF FIBRES:            _________________________________

FIBRE MANUFACTUER:           _________________________________

TEST EQUIPMENT:              _________________________________
(Make, Model and Serial Number)

WAVELENGTH:             ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                        --------------------------------------------------------
                        FOR CONFIDENTIAL TREATMENT ##
                        ----------------------------

INDEX OF REFRACTION:    __________________________________

NUMBER OF SPLICES:      __________________________________

MEASURED LENGTH:        __________________________________

DATE: __________________________________

--------------------------------------------------------

Fibre number     PMD        Fibre number   PMD            REMARKS
            in pS/(sq.rt.)Km            in pS/(sq.rt.)Km

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------   Measured

--------------------------------------------------------   minimum value    | |

--------------------------------------------------------   Measured

--------------------------------------------------------   maximum value    | |

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------

--------------------------------------------------------------------------------
Measured by (2)    Transmitted to HERMES by ALCATEL     Returned by HERMES to
                                                        ALCATEL for acceptance:
Name:              Name:                                Name:
                   Date:                                Date:
Signature:         Signature:                           Signature:
--------------------------------------------------------------------------------
(1): Delete as necessary:
(2): ALCO or COUNTRY RAILWAYS

APPENDIX 6 (ISSUE 6.0) PAGE 21/24

                                                              [LOGO FOR ALCATEL]

------------------------
LEASED CABLE [ILLEGIBLE]
------------------------
FIELD MEASUREMENT VALUE

                   TEST RECORD FOR ACCEPTANCE TEST CERTIFICATE
--------------------------------------------------------------------------------
                          POLARIZATION MODE DISPERSION
--------------------------------------------------------------------------------
CABLE ROUTE:                                    Link or Section (1):
                                 SSF or DSF (1)
--------------------------------------------------------------------------------
Number of fibres:             Fibre No:               measured from:
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------

Date:                              Measured by: (2)  Name:

                                                Signature:
--------------------------------------------------------------------------------
Transmitted to HERMES by ALCATEL:        Returned by HERMES to ALCATEL
                                         for acceptance:

Name:                                    Name:

Date:                                    Date:

Signature:                               Signature:
--------------------------------------------------------------------------------
(1): Delete as necessary                 (2): ALCO or COUNTRY RAILWAYS

                             CONFIDENTIAL TREATMENT

APPENDIX 7 (ISSUE 6.0) PAGE 22/24
---------------------------------------
NEW OR LEASED CABLE (1)                                       [LOGO FOR ALCATEL]
---------------------------------------
FACTORY OR FIELD (1) MEASUREMENT VALUES

                      TEST RECORD FOR CHROMATIC DISPERSION

CABLE ROUTE:  ____________________________________________ SSF OR DSF (1)
LINK (1)
OR          (ORIGIN (0)      _________________________________
SECTION)    )
            (EXTREMITY (E)   _________________________________

CABLE MANUFACTURER:          _________________________________

NUMBER OF FIBRES:            _________________________________

FIBRE MANUFACTUER:           _________________________________

TEST EQUIPMENT:              _________________________________
(Make, Model and Serial Number)

WAVELENGTH:             ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST
                        --------------------------------------------------------
                        FOR CONFIDENTIAL TREATMENT ##
                        ----------------------------

INDEX OF REFRACTION:    __________________________________

MEASURED LENGTH:        __________________________________

DATE: __________________________________

----------------------------------------------------

Fibre number     CD      Fibre number      CD              REMARKS
            in pS/nm, Km               in pS/nm, Km

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------       Measured

----------------------------------------------------       minimum value    |_|

----------------------------------------------------       Measured

----------------------------------------------------       maximum value    |_|

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

--------------------------------------------------------------------------------
Measured by (2)    Transmitted to HERMES by ALCATEL   Returned by HERMES
                                                      to ALCATEL for acceptance:
Name:              Name:                              Name:
                   Date:                              Date:
Signature:         Signature:                         Signature:
--------------------------------------------------------------------------------
(1): Delete as necessary
(2): ALCO or COUNTRY RAILWAYS

APPENDIX 8 (ISSUE 6.0) PAGE 23/24

                                                              [LOGO FOR ALCATEL]

------------------------
LEASED CABLE [ILLEGIBLE]
------------------------
FIELD MEASUREMENT VALUE

                   TEST RECORD FOR ACCEPTANCE TEST CERTIFICATE
--------------------------------------------------------------------------------
                              CHROMATIC DISPERSION
--------------------------------------------------------------------------------
CABLE ROUTE:                                    Link or Section (1)
                                 SSF or DSF (1)
--------------------------------------------------------------------------------
Number of fibres:             Fibre No:               measured from:
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------

Date:                              Measured by: (2)  Name:

                                                Signature:
--------------------------------------------------------------------------------
Transmitted to HERMES by ALCATEL         Returned by HERMES to ALCATEL
                                         for acceptance:

Name:                                    Name:

Date:                                    Date:

Signature:                               Signature:
--------------------------------------------------------------------------------
(1): Delete as necessary                 (2): ALCO or COUNTRY RAILWAYS

                               [LOGO FOR ALCATEL]

7 - HISTORY

--------------------------------------------------------------------------------
Status                   Date               Author          Details of change
--------------------------------------------------------------------------------
Draft Issue 0.1.   23 novembre 1995    Michel LAURENT          First Draft
--------------------------------------------------------------------------------
  Issue 1.0.      8 decembre 1995      Michel LAURENT             Minor
                                                              modifications
                                                               agreed with
                                                                 HERMES
--------------------------------------------------------------------------------
  Issue 2.0.      25 mars 1996         Daniel CHALAMET        UPDATE for Beta
                                                             Trial and Phase 1


--------------------------------------------------------------------------------
  Issue 3.0.      10 avril 1996        Daniel CHALAMET      Modifications after
                                                               the meeting
                                                              ALCATEL/HERMES
                                                             on April 4th 1996
--------------------------------------------------------------------------------
  Issue 4.0.      02 mai 1996          Daniel CHALAMET      Modifications after
                                                               the meeting
                                                              ALCATEL/HERMES
                                                              on May 02th 1996
--------------------------------------------------------------------------------
  Issue 5.0.      22 August 1996       Daniel CHALAMET      Modifications after
                                                               the meeting
                                                              ALCATEL/HERMES
                                                            on August 22th 1996
--------------------------------------------------------------------------------
  Issue 6.0.      29 August 1996       Daniel CHALAMET      Modifications after
                                                                the meeting
                                                               ALCATEL/HERMES
                                                            on August 29th 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

29 August 1995            OPTICAL CABLE SPECIFICATIONS               Page 24/24


ALCATEL 1996                        Issue 6.0

                             CONFIDENTIAL TREATMENT

                                                                Confidential

                            TECHNICAL SPECIFICATION

                                     PART I

                              Service Definitions

1. Backbone Services

Backbone Services are defined between HER Points of Presence that serve the Participating Railway. They are provided via the Hermes Europe Railtel Trans-European Network, which is a fully meshed fiberoptic network that is SDH-compatible running at ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

"Standard" and "Premium" service levels are available (see below). Both are supported by the Service Level Agreement in Part II.

1.1 Service Bandwidths and Interfaces

Backbone services are available in the following bandwidth/interface combinations:

--------------------------------------------------------------------------------
Bandwidth                           Interface
--------------------------------------------------------------------------------
VC-12 (2.04S Mb/s)                  G.703 at 2.048 Mb/s (PDH electrical)
                                    G.703 at 155.520 Mb/s (SDH electrical)
                                    G.957 at 155.520 Mb/s (SDH optical)

VC-3 (34.368 Mb/s)                  G.703 at 34.368 Mb/s (PDH electrical)
                                    G.703 at 155.520 Mb/s (SDH electrical)
                                    G.957 at 155.520 Mb/s (SDH optical)

VC-3 (44.736 Mb/s)                  G.703 at 155.520 Mb/s (SDH electrical)
                                    G.957 at 155.520 Mb/s (SDH optical)

VC-4 (139.264 Mb/s)                 G.703 at 139.264 Mb/s (PDH electrical)

STM-1 (155.520 Mb/s)                G.703 at 155.520 Mb/s (SDH electrical)
                                    G.957 at 155.520 Mb/s (SDH optical)
--------------------------------------------------------------------------------

Uni-directional, bi-directional, or broadcast configurations are available.


                                                                         1 of 11

                             CONFIDENTIAL TREATMENT

                                                                Confidential

1.2 Basic Service

Basic service is offered only to locations where, due to the logistics of network rollout, only one fiber-optic path exists between two locations. All procedures and performance measures in the Service Level Agreement apply.

--------------------------------------------------------------------------------
Characteristic                      Standard
--------------------------------------------------------------------------------
Availability                        Not guaranteed

Restoration mechanism               Time to repair
(fiber outage)

Diversity                           Single route between HER POPs
--------------------------------------------------------------------------------

Note that Basic service is only a temporary service existing. Subject to existing contractual commitments, the offering will be withdrawn once Standard and Premium are available to the location (multiple fiberoptic paths exist).

1.3 Standard service

Standard service has as a prerequisite minimum the availability of two fiber-optic paths operational between locations. It is designed with extensive redundancy built-in for high availability performance. The following table indicates the design criteria and guaranteed operational performance; please see
Schedule 2 for details of the service level agreements.

--------------------------------------------------------------------------------
Characteristic                      Standard
--------------------------------------------------------------------------------
Availability                        Target: ## MATERIAL OMITTED AND SEPARATELY
                                            FILED UNDER A REQUEST FOR
                                            CONFIDENTIAL TREATMENT ##

                                    Guarantee: ## MATERIAL OMITTED AND
                                               SEPARATELY FILED UNDER A REQUEST
                                               FOR CONFIDENTIAL TREATMENT ##

Restoration mechanism               Operator re-routing
(fiber outage)

Diversity                           Multiple routes between HER POPs

Guaranteed SLA                      Yes
--------------------------------------------------------------------------------

1.4 Premium Service

Premium service is designed with a dedicated protection path that is physically diverse end-to-end for highest availability performance. The following table shows the characteristics that are different to Standard; please also see
Schedule 2 for details of the service level agreements.

--------------------------------------------------------------------------------
Characteristics                     Standard
--------------------------------------------------------------------------------

Availability                        Target: ## MATERIAL OMITTED AND SEPARATELY
                                            FILED UNDER A REQUEST FOR
                                            CONFIDENTIAL TREATMENT ##

                                    Guarantee: ## MATERIAL OMITTED AND
                                               SEPARATELY FILED UNDER A REQUEST
                                               FOR CONFIDENTIAL TREATMENT ##

Restoration mechanism               ## MATERIAL OMITTED AND SEPARATELY FILED
(fiber outage)                      UNDER A REQUEST FOR CONFIDENTIAL TREATMENT
                                    ## automatic switch

Diversity                           ## MATERIAL OMITTED AND SEPARATELY FILED
                                    UNDER A REQUEST FOR CONFIDENTIAL TREATMENT
                                    ## end-to-end physically diverse paths

Guaranteed SLA                      Yes (see SLA for details)
--------------------------------------------------------------------------------


                                                                         2 of 11

                                                       Confidential

                                    PART II

                            Service Level Agreement

1. Purpose of the Agreement

This document sets out agreed standards and procedures for the provisioning (service delivery) and operations (fault and performance management) of services provided by HER to the Participating Railway.

This agreement also sets out measurable entities that allow periodic reviews of the quality of the provisioning and operations of HER services.


2.       Definitions

ADM               Add/Drop Multiplexer
AMI               Alternate Mark Inversion (line code)
Backbone          HER network between two HER POPs
BIS               Bringing-Into-Service
CS                Customer Services
CSC               Customer Services Centre
EI                2.048 Mb/s providing 1984 kb/s usable bandwidth
G.826             Long-term network performance standard defined by ITU-T
HDB3              High Desity Bipolar 3 (line code)
HER               Hermes Europe Railtel
ITU               Int'l Telecommunications Union
M.2100            Short-term network performance standard defined by ITU-T
NOC               Network Operations Centre
OPS               Operations
PDH               Plesiochronous Digital Hierarchy
SDH               Synchronous Digital Hierarchy
POP               Point Of Presence
SLA               Service Level Agreement

3. Service Delivery

3.1 General Principles

Service delivery is defined as the period between receipt of HER Service Order and handover of acceptance-tested operational service. HER will accept Service Orders up to 3 months prior to the planned 'live' date of a HER node.

This process will be managed through single points of contact from both the Participating Railway and HER; the HER contact will be assigned upon receipt of Service Order.

3.2 Service Planning Schedule

HER Backbone services will be provided to locations according to the schedule shown in paragraph 3 of Schedule 5. This schedule will be updated via controlled document issued to the customer on a quarterly basis.


                                                                         3 of 11

                                                       Confidential

3.3 Service Order Placement

Service Orders may be initiated via fax or E-Mail to the HER point of contact listed above, and must contain at minimum the following information:

o     request service delivery date
o     type of service required (Standard, Premium)
o     details of bandwidth required including interfacing details
o the Participating Railway single point of contact for service delivery planning

Alternatively, the Participating Railway may proceed directly to complete a Service Order.

Upon receipt of Service Order, HER will confirm to the Participating Railway that order is received via fax or E-mail. HER will in parallel determine whether the requested date is feasible, and will confirm this within 3 days.

HER will then confirm this by sending the complete and verified HER Service Order with above details and a "Committed Service Delivery Date". This must then be signed by the contracting party, and returned to HER single point of contact above.

3.4 Installation

If the Participating Railway requires the service, at the Participating Railway's cost, HER will provide a service design and coordinate with the Participating Railway's specified contact persons all installation activities. Depending on the contracted service, this may include:

o local access provider equipment installation in the Participating Railway's Points of Presence
o the Participating Railway or local access provider equipment installation in HER Points of Presence.

3.5 Acceptance Testing and Commissioning

HER will coordinate with the Participating Railway-specified contact persons all acceptance testing activities. Depending on the contracted service, this may include:

o     local access network BIS testing
o     HER end-to-end service BIS testing

3.6 Handover

Upon successful results from HER end-to-end BIS testing, a certificate will be provided to the Participating Railway. the Participating Railway shall then have 72 hours, measured from time of receipt of HER BIS results, to perform its internal testing. At end of this period, billing shall commence unless the Participating Railway notifies HER that its tests have failed, and agreement is reached with HER to extend BIS testing.

3.7 Escalation

if the stated delivery standards are not met, the following escalation sequence should be used to find a satisfactory solution.

--------------------------------------------------------------------------------
Contact Level          Name                      Tel. No.          Fax number
--------------------------------------------------------------------------------
1st Level              CS Manager                658-5260          658-5107
--------------------------------------------------------------------------------
2nd Level              John Shearing             658-5260          658-5107
                       Operations Director
--------------------------------------------------------------------------------


                                                                         4 of 11

                                                       Confidential

Fault Management

24Hrs/7 Days Fault Reporting Contact

All faults be reported to the HER Customer Service Centre. When the local access network is provided by HER, note that local access providers must not be contacted directly. This to ensure HER CSC controls all activities.

Phone  :  32-2-658-5252
Fax    :  32-2-658-5105
E-mail :  csc@herten.com

All faults detected by HER shall be reported to a single the Participating Railway point of contact.

Fault Reporting Procedure/Information

HER to the Participating Railway

HER will phone the Participating Railway within 15 minutes of problem detection and provide

o     ID's of affected paths
o     start time of problem
o     nature of problem (degraded/down)
o     HER trouble-ticket reference number
o     estimated time repair (if problem is still not solved)

Fault repair will be done using non-service degrading tests to diagnose and correct the problem; service degrading tests will be done after consent from the Participating Railway. These may include:

o     service interruption
o     intrusive tests to the Participating Railway equipment

HER will update the Participating Railway every 30 mins. until problem is repaired.

the Participating Railway to HER

the Participating Railway will contact HER CSC; for expediency purposes, phone contact is preferable. the Participating Railway should provide the following details:

o     customer ID
o     contact name
o     the Participating Railway trouble-ticket reference
o     nature of problem (degraded/down)
o     ID's of affected paths
o     start time of problem
o     can service be taken down for testing?


                                                                         5 of 11

                                                       Confidential

HER will immediately log the report in a trouble-ticket, provide the trouble-ticket reference number, and begin fault localisation. HER will contact the Participating Railway within 15 minutes with a problem description, and an estimated time to repair (if problem is still not solved).

HER will update the Participating Railway every 30 mins. until problem is repaired.

Fault Clearance Procedure

After service is repaired, HER will monitor for 10 mins. If service is stable, HER will report fault clearance to the Participating Railway within 5 minutes. Upon the Participating Railway agreement, the trouble-ticket will be cleared, and HER will provide the Participating Railway.

o     fault ticket number
o     time of fault clearance
o     cause of the fault
o     corrective action taken

      Fault clearance details are included in the monthly performance report (see section 9.4).

the Participating Railway Site Access

the Participating Railway must provide 24-hour access to its premises to HER and/or local access provider personnel to perform tests as required. HER will provide to the Participating Railway identification details of the person(s) arriving, and tests description.

Escalation

Customer Escalation

if the problem is not being addressed in a satisfactory manner, the following escalation sequence is available for the Participating Railway.

--------------------------------------------------------------------------------
Contact        Contact function &           Tel number       Fax number
level          name(s)
--------------------------------------------------------------------------------
1st Level      Shift Leader                 658-5252          658-5107
--------------------------------------------------------------------------------
2nd Level      John Shearing                658-5260          658-5107
               CSC Manager
--------------------------------------------------------------------------------
3rd Level      John Shearing                658-5260          658-5107
               Operations Director
--------------------------------------------------------------------------------

HER internal

The following escalation/awareness sequence will be used by HER as governed by duration of the Participating Railway service interruption.

--------------------------------------------------------------------------------
Contact           Contact function          Time since fault
level                                       logged
--------------------------------------------------------------------------------
1st Level         Shift Leader              Immediate
--------------------------------------------------------------------------------
2nd Level         NOC/CSC Manager           2 hrs.
--------------------------------------------------------------------------------
3rd Level         Operations Director       4 hrs.
--------------------------------------------------------------------------------


                                                                         6 of 11

                             CONFIDENTIAL TREATMENT

                                                               Confidential

Planned Works Notification Procedure

HER and local access providers will from time to time undertake scheduled service-affecting works. HER will inform the Participating Railway by fax containing the proposed time and date, duration, and description of any such works. HER has a target of 30 days advance notice. If the proposed time and date are not acceptable, the Participating Railway must reply immediately with a preferred alternative. If agreement cannot be reached, HER will decide the time and date at its discretion, but with the target to minimize the participating Railway inconvenience.

Planned works are not included in service availability calculations, but are included in the monthly performance report.

the Participating Railway contacts for planned works notification are to be formally specified.

Performance Management

Performance management will be reported using the measurable items described in sections 5 and 6. The individual items and their definitions are listed below.

Availability

Guaranteed Service Availability (mo.)               XX.X% (service-dependent)

      (An outage is defined as ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## or more consecutive Severely Errored Seconds as per ITU-T M.2100. The availability formula used is: ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##. Note that planned works and outages prolonged by inability to access the Participating Railway POP are excluded. Credits may be available where guaranteed service availability levels are not met. Please see main Agreement.)

Time To Repair (per event)         ## MATERIAL OMITTED AND SEPARATELY FILED
                                   UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ##

      (Time to Repair is defined as the time from actual service unavailability until fault clearance is agreed between HER and the Participating Railway. Mean time to repair is the monthly average.)

Error Performance (mo.)            G.826 complaint

      (Error performance will report ES and SES measured on a monthly average basis)

Service Provisioning

Service order acknowledgment       3 days (under investigation)

      (HER will provide a service delivery date within 3 days of acknowledgment of receipt of purchase order)

Guaranteed Committed Connect Date  By committed date

      (Committed connect date is defined as after successful service acceptance test by HER and initial 'handover' to the customer. Credits are available where committed connect dates are not observed. Please see "Service Quality" section of main Agreement.)


                                                                         7 of 11

                             CONFIDENTIAL TREATMENT

                                                               Confidential

Provisioning lead time

         Existing infrastructure          ## MATERIAL OMITTED AND SEPARATELY
                                          FILED UNDER A REQUEST FOR CONFIDENTIAL
                                          TREATMENT ##
         New access facilities required   ## MATERIAL OMITTED AND SEPARATELY
                                          FILED UNDER A REQUEST FOR CONFIDENTIAL
                                          TREATMENT ## (under investigation)

      (HER will endeavour to 'handover' with BIS test results all services that do not require additional physical facilities (only software configuration) within 3 days of Service Order acknowledgment. Where new access facilities are required, 8 weeks is the target. The timer is triggered by the Participating Railway acceptance of the provisioning date provided in the service order acknowledgment)

Fault Management

Fault detection            ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                           REQUEST FOR CONFIDENTIAL TREATMENT ##

      (HER will log all faults in its Problem Management System within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the fault being detected by HER Network Operations Centre or reported by the Participating Railway.)

Customer notification      ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                           REQUEST FOR CONFIDENTIAL TREATMENT ##

      (HER will notify the Participating Railway if affected by the fault within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the fault having been detected.)

Fault progress reporting   every  ## MATERIAL OMITTED AND SEPARATELY FILED UNDER
                           A REQUEST FOR CONFIDENTIAL TREATMENT ##

      (HER will keep the Participating Railway informed of the fault status with expected clearance times every 30 minutes during which the fault remains service-affecting)

Fault clearance
notification               ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A
                           REQUEST FOR CONFIDENTIAL TREATMENT ##

      (HER will notify the Participating Railway of fault clearance, and seek approval from the Participating Railway to clear the fault within ## MATERIAL OMITTED AND SEPARATELY FILED UNDER A REQUEST FOR CONFIDENTIAL TREATMENT ## of the fault having been repaired.)

Planned works notification

                           Notice provided                    30 days
                           Duration within expectation        (y/n)

      (HER will report the notice provided per instance of planned works, and whether the expected duration was exceeded.)

Performance Reporting Procedure

Performance report containing all measures in this section, including detailed description of any faults, will be provided on a monthly basis to the Participating Railway contacts specified by the Participating Railway.


                                                                         8 of 11

                                                            Confidential

Contacts

The following contacts must be documented for each new Service Order through the Service Delivery process and kept current.

Service delivery - (planning, arrange site access)

--------------------------------------------------------------------------------
Organisation         Name        Telephone              Fax              E-mail
--------------------------------------------------------------------------------
the Participating
Railway

HER -
planning
HER -
site access
--------------------------------------------------------------------------------

Escalation within HER:

--------------------------------------------------------------------------------
Contact Level         Name                Tel. No.              Fax number
--------------------------------------------------------------------------------
1st Level             CS Account Mngr       TBA                   TBA

2nd Level             CS Manager            TBA                   TBA

3rd Level             OPS Director          TBA                   TBA

Out of Hours          NOC                   TBA                   TBA
--------------------------------------------------------------------------------

Service handover with BIS results

--------------------------------------------------------------------------------
Organisation          Name          Telephone           Fax            E-mail
--------------------------------------------------------------------------------
the
Participating
railway

HER
--------------------------------------------------------------------------------


                                                                         9 of 11

                                                            Confidential

24-hour fault reporting

--------------------------------------------------------------------------------
Organisation        Name         Telephone              Fax              E-mail
--------------------------------------------------------------------------------
the
Participating
railway

HER
--------------------------------------------------------------------------------

Escalation within HER:

--------------------------------------------------------------------------------
Contact Level     Contact function & name(s)  Tel. Number.      Fax number
--------------------------------------------------------------------------------
1st Level         Shift Leader                    TBA              TBA

2nd Level         NOC Manager                     TBA              TBA

3rd Level         OPS Director                    TBA              TBA
--------------------------------------------------------------------------------

24/7 the Participating Railway POP access for fault management

--------------------------------------------------------------------------------
Organisation        Name         Telephone           Fax              E-mail
--------------------------------------------------------------------------------
the
Participating
railway

HER
--------------------------------------------------------------------------------

Planned works notification

--------------------------------------------------------------------------------
Organisation         Name         Telephone           Fax              E-mail
--------------------------------------------------------------------------------
the
Participating
railway

HER
--------------------------------------------------------------------------------

the Participating Railway performance report distribution list

--------------------------------------------------------------------------------
Name              Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                        10 of 11

                                                        Confidential

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                        11 of 11